UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09637 and 811-09739

Name of Fund:	BlackRock Large Cap Series Funds, Inc.
BlackRock Event Driven Equity Fund
BlackRock Advantage Large Cap Core Fund
BlackRock Advantage Large Cap Value Fund
BlackRock Advantage Large Cap Value Retirement Fund

Master Large Cap Series LLC
Master Advantage Large Cap Core Portfolio
Master Advantage Large Cap Value Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2018

Date of reporting period: 03/31/2018

Item 1 – Report to Stockholders

MARCH 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Large Cap Series Funds, Inc.

▶	BlackRock Advantage Large Cap Core Fund

▶	BlackRock Advantage Large Cap Value Fund

▶	BlackRock Advantage Large Cap Value Retirement Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2018, stocks posted solid performance, while bonds delivered mixed results. Solid corporate profits drove the equity market, while rising interest rates constrained bond returns.

The largest global economies experienced sustained and synchronized growth for the first time since the financial crisis, which led to strong equity performance worldwide. Emerging market stocks posted the strongest performance, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.4%. However, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising energy prices, modest wage growth, and steady job creation drove expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”). In credit markets, the investment-grade and high-yield bond markets posted modest returns in a relatively benign credit environment.

Even though it faced rising pressure to boost interest rates in 2017, the Fed only increased short-term interest rates three times during the last year. However, strong economic performance may justify a more rapid pace of rate hikes in 2018, as the actual inflation rate and investors’ expectations for inflation surpassed the Fed’s target of 2.0%. In addition, the Fed announced plans to reduce its $4.4 trillion balance sheet by $420 billion this year.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth, as well as limited bond supply, pressured other central banks to follow in the Fed’s footsteps. In October 2017, the ECB pledged to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, even though the size of its balance sheet nearly matched the total output of the Japanese economy.

If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it is likely to be accompanied by rising real growth. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018. Meanwhile, the market’s appetite for risk was mixed, as bond investors rotated to higher-quality assets, and stock investors continued to invest abroad. We continue to believe the primary risks to the economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21.0% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.84%	13.99%
U.S. small cap equities (Russell 2000® Index)	3.25	11.79
International equities (MSCI Europe, Australasia, Far East Index)	2.63	14.80
Emerging market equities (MSCI Emerging Markets Index)	8.96	24.93
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.64	1.11
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.66)	(1.13)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.08)	1.20
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.29)	2.53
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.39)	3.78
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

TABLE OF CONTENTS	3

Fund Summary as of March 31, 2018	BlackRock Advantage Large Cap Core Fund

Investment Objective

BlackRock Advantage Large Cap Core Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2018, the Fund, through its investment in Master Advantage Large Cap Core Portfolio (the “Master Portfolio”), outperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

The Fund’s positive performance relative to the benchmark over the reporting period was driven primarily by stock selection. In a strong corporate earnings environment juxtaposed against a backdrop of increasing market volatility, the Master Portfolio’s quality-driven insights were the biggest driver of positive relative performance. A quality-based, machine-learned insight that tracks the impact of key corporate events on short-term stock prices and a dividend growth insight both meaningfully contributed. The positive impact of these insights was most pronounced within the financial sector where banks are benefiting from industry deregulation and a better overall earnings environment. The Master Portfolio’s sentiment signal composite contributed as well, led by a cross-asset stock selection signal that captures sentiment from bond markets. Additionally, a signal looking for stocks with improving fundamentals through text analysis of corporate earnings calls proved beneficial.

The Master Portfolio’s thematic signal composite detracted from performance, with a dynamic machine-learned signal that allocates to stocks based on a variety of stock attributes and style factors acting as the biggest drag on returns. Select sentiment-based insights detracted from performance during the period as well. In this vein, a signal that uses cell phone geolocation data to trace foot traffic in order to gauge consumer sentiment and an insight that uses consumer transaction data to forecast sales weighed on performance. With respect to both signals, better-than-expected earnings announcements from brick and mortar retailers such as Dollar Store and opportunistic buying in names that have sold off considerably such as Foot Locker led to underperformance. In addition, a signal that follows informed investors positioning across U.S. equity markets detracted.

Describe recent portfolio activity.

Over the course of the period, the Master Portfolio maintained its strategic allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio during the period. These included a sentiment insight that captures longer-term trends in fundamentals based on text analysis of company executive conference calls and a signal which identifies stock price reversals based on recent performance tail events.

Describe portfolio positioning at period end.

The Master Portfolio remained largely sector neutral relative to the Russell 1000® Index. At the end of the reporting period, the Master Portfolio had slight overweight positions versus the index in health care and materials and slight underweight positions in financials and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	BlackRock Advantage Large Cap Core Fund

Performance Summary for the Period Ended March 31, 2018

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.90%	15.88%	N/A	13.20%	N/A	8.74%	N/A
Service	6.76	15.59	N/A	12.78	N/A	8.40	N/A
Investor A	6.81	15.63	9.56%	12.89	11.68%	8.47	7.89%
Investor C	6.42	14.74	13.94	11.98	11.98	7.55	7.55
Class K	6.90	15.88	N/A	13.20	N/A	8.74	N/A
Class R	6.63	15.28	N/A	12.56	N/A	8.09	N/A
Russell 1000® Index(c)	5.85	13.98	N/A	13.17	N/A	9.61	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(b)	The Fund invests all of its assets in the Master Portfolio, a series of the Master Large Cap Series LLC. Under normal circumstances, the Master Portfolio seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Fund.
(c)	An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,069.00	$2.49	$1,000.00	$1,022.66	$2.44	0.48%
Service	1,000.00	1,067.60	3.78	1,000.00	1,021.42	3.69	0.73
Investor A	1,000.00	1,068.10	3.78	1,000.00	1,021.41	3.70	0.73
Investor C	1,000.00	1,064.20	7.65	1,000.00	1,017.65	7.48	1.48
Class K(c)	1,000.00	947.40	0.76	1,000.00	1,008.26	0.78	0.43
Class R	1,000.00	1,066.30	1.83	1,000.00	1,020.16	1.79	0.98

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense table reflects the net expenses of both the Fund and the Master Portfolio in which it invests.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(c)	For Class K Shares, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 65/365 (to reflect the period from January 25, 2018, the commencement of operations, to March 31, 2018).

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of March 31, 2018	BlackRock Advantage Large Cap Value Fund

Investment Objective

BlackRock Advantage Large Cap Value Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2018, the Fund, through its investment in Master Advantage Large Cap Value Portfolio (the “Master Portfolio”), outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

Stock selection from insights capturing sentiment and trends from market participants drove the Fund’s positive performance relative to the benchmark. Specifically, a proprietary text analysis of executive statements designed to capture longer-term trends in company fundamentals contributed to results. An insight that captures sentiment across asset classes also proved beneficial, namely within the bond market. Elsewhere, fundamental insights that capture quality benefited results. Notably, an insight that evaluates stocks based on key corporate events including initial public offerings, CEO changes and revisions to forward guidance added value.

Select sentiment-based insights detracted from performance during the period. A signal that uses cell phone geolocation data to trace foot traffic in order to gauge consumer sentiment detracted from performance. An insight that takes a contrarian stance on crowded positions struggled. Additionally, an insight that uses consumer transaction data to forecast sales was a drag on results.

Describe recent portfolio activity.

Over the course of the period, the Master Portfolio maintained its strategic allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio during the period. These included a sentiment insight that captures longer-term trends in fundamentals based on text analysis of company executive conference calls and a signal which identifies stock price reversals based on recent performance tail events.

Describe portfolio positioning at period end.

The Master Portfolio remained largely sector neutral relative to the Russell 1000® Value Index. At the end of the reporting period, the Master Portfolio had slight overweight positions in materials and consumer discretionary and slight underweight positions in financials and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	BlackRock Advantage Large Cap Value Fund

Performance Summary for the Period Ended March 31, 2018

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.00%	11.10%	N/A	11.52%	N/A	6.96%	N/A
Service	3.86	10.84	N/A	11.17	N/A	6.69	N/A
Investor A	3.86	10.81	4.99%	11.19	10.00%	6.66	6.09%
Investor C	3.49	9.99	8.99	10.34	10.34	5.81	5.81
Class K	4.00	11.10	N/A	11.52	N/A	6.96	N/A
Class R	3.76	10.55	N/A	10.90	N/A	6.35	N/A
Russell 1000® Value Index(c)	2.34	6.95	N/A	10.78	N/A	7.78	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(b)	The Fund invests all of its assets in the Master Portfolio, a series of the Master Large Cap Series LLC. Under normal circumstances, the Master Portfolio seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Fund.
(c)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,040.00	$2.72	$1,000.00	$1,021.99	$2.69	0.54%
Service	1,000.00	1,038.60	3.97	1,000.00	1,020.76	3.94	0.79
Investor A	1,000.00	1,038.60	3.97	1,000.00	1,020.76	3.94	0.79
Investor C	1,000.00	1,034.90	7.73	1,000.00	1,017.06	7.67	1.54
Class K(c)	1,000.00	935.30	0.82	1,000.00	1,007.78	0.85	0.49
Class R	1,000.00	1,037.60	1.83	1,000.00	1,019.52	1.81	1.04

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense table reflects the net expenses of both the Fund and the Master Portfolio in which it invests.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(c)	For Class K Shares, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 65/365 (to reflect the period from January 25, 2018, the commencement of operations, to March 31, 2018).

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

FUND SUMMARY	7

Fund Summary as of March 31, 2018	BlackRock Advantage Large Cap Value Retirement Fund

Investment Objective

BlackRock Advantage Large Cap Value Retirement Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

On February 22, 2018, the Board of Directors of the Fund approved a proposal to close the Fund to new investors and thereafter to liquidate the Fund. Effective May 25, 2018, the Fund will no longer accept purchase orders from new or existing investors. The liquidation is expected to occur on or about May 31, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2018, the Fund, through its investment in Master Advantage Large Cap Value Portfolio (the “Master Portfolio”), outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

Stock selection from insights capturing sentiment and trends from market participants drove the Fund’s positive performance relative to the benchmark. Specifically, a proprietary text analysis of executive statements designed to capture longer-term trends in company fundamentals contributed to results. An insight that captures sentiment across asset classes also proved beneficial, namely within the bond market. Elsewhere, fundamental insights that capture quality benefited results. Notably, an insight that evaluates stocks based on key corporate events including initial public offerings, CEO changes and revisions to forward guidance added value.

Select sentiment-based insights detracted from performance during the period. A signal that uses cell phone geolocation data to trace foot traffic in order to gauge consumer sentiment detracted from performance. An insight that takes a contrarian stance on crowded positions struggled. Additionally, an insight that uses consumer transaction data to forecast sales was a drag on results.

Describe recent portfolio activity.

Over the course of the period, the Master Portfolio maintained its strategic allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio during the period. These included a sentiment insight that captures longer-term trends in fundamentals based on text analysis of company executive conference calls and a signal which identifies stock price reversals based on recent performance tail events.

Describe portfolio positioning at period end.

The Master Portfolio remained largely sector neutral relative to the Russell 1000® Value Index. At the end of the reporting period, the Master Portfolio had slight overweight positions in materials and consumer discretionary and slight underweight positions in financials and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	BlackRock Advantage Large Cap Value Retirement Fund

Performance Summary for the Period Ended March 31, 2018

		Average Annual Total Returns (a)(b)
	6-Month Total Returns	1 Year	5 Years	10 Years
Institutional	3.58%	10.68%	11.61%	7.19%
Russell 1000® Value Index(c)	2.34	6.95	10.78	7.78

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any. See “About Fund Performance” on page 10 for a detailed description of the share class, including any related sales charges and fees.
(b)	The Fund invests all of its assets in the Master Portfolio, a series of Master Large Cap Series LLC. Under normal circumstances, the Master Portfolio seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Retirement Portfolio.
(c)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,035.80	$2.71	$1,000.00	$1,021.99	$2.69	0.54%

(a)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

FUND SUMMARY	9

About Fund Performance	BlackRock Large Cap Series Funds, Inc.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to the Funds’ Class K Shares inception date of January 25, 2018, Class K Share performance shown is that of Institutional Shares. The performance of the Funds’ Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), each Fund’s administrator, has contractually agreed, with respect to BlackRock Advantage Large Cap Core Fund, BlackRock Advantage Large Cap Value Fund and BlackRock Advantage Large Cap Value Retirement Fund, to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. For BlackRock Advantage Large Cap Core Fund, BlackRock Advantage Large Cap Value Fund and BlackRock Advantage Large Cap Value Retirement Fund, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous page (which are based on a hypothetical investment of $1,000 invested on October 1, 2017 and held through March 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples on the previous pages provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

Master Advantage Large Cap Core Portfolio and Master Advantage Large Cap Value Portfolio (the “Master Portfolios”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolios’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolios’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

March 31, 2018

	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund	BlackRock Advantage Large Cap Value Retirement Fund

ASSETS
Investments at value — from the applicable Portfolio(a)	$2,187,203,314	$635,486,718	$3,169,029
Receivables:
Capital shares sold	11,185,123	130,992	—
From the Administrator	598,904	233,482	23,415
Withdrawals from the Portfolio	917,647	849,333	—
Deferred offering costs	—	11,886	—
Prepaid expenses	64,793	57,759	21,973

Total assets	2,199,969,781	636,770,170	3,214,417

LIABILITIES
Payables:
Capital shares redeemed	12,102,770	980,325	—
Officer’s fees	401	240	48
Other accrued expenses	123,593	40,862	3,206
Other affiliates	133,513	10,225	424
Printing fees	3,894	6,050	6,971
Professional fees	19,634	15,187	15,470
Offering costs	5,787	—	—
Service and distribution fees	378,571	164,366	—
Transfer agent fees	979,248	275,082	11,415

Total liabilities	13,747,411	1,492,337	37,534

NET ASSETS	$2,186,222,370	$635,277,833	$3,176,883

NET ASSETS CONSIST OF
Paid-in capital	$1,919,634,201	$562,696,019	$8,535,136
Undistributed net investment income	8,396,308	3,239,104	307,231
Accumulated net realized gain (loss) allocated from the Portfolio	90,055,226	23,620,394	(8,204,301)
Net unrealized appreciation (depreciation) allocated from the Portfolio	168,136,635	45,722,316	2,538,817

NET ASSETS	$2,186,222,370	$635,277,833	$3,176,883

(a) Investments at cost	$2,019,066,679	$589,764,402	$630,212

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statement of Assets and Liabilities  (unaudited)

March 31, 2018 (concluded)

	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund	BlackRock Advantage Large Cap Value Retirement Fund
NET ASSET VALUE
Institutional:
Net assets	$1,102,020,078	$159,438,471	$3,176,883
Shares outstanding	66,541,252	5,516,650	205,827

Net asset value	$16.56	$28.90	$15.43

Shares authorized	400 million	400 million	200 million

Par Value	$0.10	$0.10	$0.10

Service:
Net assets	$328,499	$13,323,223	—
Shares outstanding	19,891	463,941	—

Net asset value	$16.51	$28.72	—

Shares authorized	50 million	50 million	—

Par Value	$0.10	$0.10	—

Investor A:
Net assets	$882,253,123	$333,609,249	—
Shares outstanding	55,213,705	11,766,990	—

Net asset value	$15.98	$28.35	—

Shares authorized	300 million	400 million	—

Par Value	$0.10	$0.10	—

Investor C:
Net assets	$164,501,231	$97,129,469	—

Shares outstanding	11,956,565	3,681,169	—

Net asset value	$13.76	$26.39	—

Shares authorized	400 million	400 million	—

Par Value	$0.10	$0.10	—

Class K:
Net assets	$2,193,314	$1,363,624	—

Shares outstanding	132,420	$47,182	—

Net asset value	$16.56	$28.90	—

Shares authorized	2 billion	2 billion	—

Par Value	$0.10	$0.10	—
Class R:

Net assets	$34,926,125	$30,413,797	—

Shares outstanding	2,335,843	1,114,250	—

Net asset value	$14.95	$27.30	—

Shares authorized	200 million	200 million	—

Par Value	$0.10	$0.10	—

See notes to financial statements.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended March 31, 2018

	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund	BlackRock Advantage Large Cap Value Retirement Fund

INVESTMENT INCOME
Net investment income allocated from the applicable Portfolio:
Dividends — unaffiliated	$19,344,314	$8,386,672	$758,688
Dividends — affiliated	148,879	31,502	2,724
Securities lending income — affiliated — net	969	777	5
Foreign taxes withheld	(19,977)	(5,392)	(551)
Expenses	(4,469,566)	(1,722,071)	(170,602)
Fees waived	8,666	1,928	204

Total investment income	15,013,285	6,693,416	590,468

FUND EXPENSES
Service and distribution — class specific	2,145,968	1,041,640	—
Administration	2,492,011	824,204	—
Transfer agent — class specific	1,405,519	419,383	34,180
Registration	46,349	42,311	11,815
Printing	44,443	28,875	15,507
Professional	25,957	22,086	21,422
Officer	98	6	33
Miscellaneous	18,313	16,504	3,961

Total expenses	6,178,658	2,395,009	86,918
Less:
Fees waived and/or reimbursed by the Administrator	(2,523,855)	(934,284)	(44,305)
Transfer agent fees waived and/or reimbursed — class specific	(1,189,048)	(359,343)	(34,180)

Total expenses after fees waived and/or reimbursed	2,465,755	1,101,382	8,433

Net investment income	12,547,530	5,592,034	582,035

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE APPLICABLE PORTFOLIO
Net realized gain from capital distributions received from affiliated investment companies, futures contracts, investments and litigation proceeds	144,093,499	42,835,647	1,434,240
Net change in unrealized appreciation (depreciation) on investments	(42,553,921)	(22,022,606)	3,003,692

Total realized and unrealized gain	101,539,578	20,813,041	4,437,932

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$114,087,108	$26,405,075	$5,019,967

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statement of Changes in Net Assets

	BlackRock Advantage Large Cap Core Fund		BlackRock Advantage Large Cap Value Fund
	Six Months Ended 03/31/18 (unaudited)	Year Ended 09/30/17	Six Months Ended 03/31/18 (unaudited)	Year Ended 09/30/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,547,530	$11,861,961	$5,592,034	$6,413,274
Net realized gain	144,093,499	456,115,715	42,835,647	201,031,877
Net change in unrealized appreciation (depreciation)	(42,553,921)	(129,447,222)	(22,022,606)	(80,496,690)

Net increase in net assets resulting from operations	114,087,108	338,530,454	26,405,075	126,948,461

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(6,016,699)	(4,572,481)	(2,533,597)	(2,073,227)
Service	(2,671)	—	(164,115)	(136,813)
Investor A	(7,759,245)	(5,293,967)	(4,396,705)	(3,199,537)
Investor B	—	—	(1,609)	—
Investor C	—	—	(366,401)	(305,472)
Class R	(221,423)	(133,604)	(337,589)	(285,014)
From net realized gain:
Institutional	(153,405,419)	(26,543,495)	(733,984)	—
Service	(84,808)	(14,778)	(58,129)	—
Investor A	(254,552,624)	(45,147,678)	(1,523,603)	—
Investor B	(30,414)	(134,595)	(3,150)	—
Investor C	(57,510,521)	(21,200,135)	(492,588)	—
Class R	(10,613,871)	(2,266,400)	(150,349)	—

Decrease in net assets resulting from distributions to shareholders	(490,197,695)	(105,307,133)	(10,761,819)	(6,000,063)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	914,419,514	(149,342,224)	(45,180,820)	(90,764,661)

NET ASSETS
Total increase (decrease) in net assets	538,308,927	83,881,097	(29,537,564)	30,183,737
Beginning of period	1,647,913,443	1,564,032,346	664,815,397	634,631,660

End of period	$2,186,222,370	$1,647,913,443	$635,277,833	$664,815,397

Undistributed net investment income, end of period	$8,396,308	$9,848,816	$3,239,104	$5,447,086

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Changes in Net Assets (continued)	BlackRock Large Cap Series Funds, Inc.

	BlackRock Advantage Large Cap Value Retirement Fund
	Six Months Ended 03/31/18 (unaudited)	Year Ended 09/30/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$582,035	$2,834,715
Net realized gain	1,434,240	45,398,969
Net change in unrealized appreciation (depreciation)	3,003,692	(11,799,545)

Net increase in net assets resulting from operations	5,019,967	36,434,139

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(2,500,008)	(2,400,010)
From net realized gain:
Institutional	(64,500,012)	(6,391,391)

Decrease in net assets resulting from distributions to shareholders	(67,000,020)	(8,791,401)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(135,049,926)	5,941,850

NET ASSETS
Total increase (decrease) in net assets	(197,029,979)	33,584,588
Beginning of period	200,206,862	166,622,274

End of period	$3,176,883	$200,206,862

Undistributed net investment income, end of period	$307,231	$2,225,204

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund
	Institutional
	Six Months Ended 03/31/18 (unaudited)

			Year Ended September 30,
			2017		2016		2015	2014	2013
Net asset value, beginning of period	$21.42		$18.51		$17.36		$17.68	$14.85	$12.64

Net investment income(a)	0.13		0.21		0.16		0.13	0.12	0.12
Net realized and unrealized gain (loss)	1.21		4.01		1.55		(0.35)	2.71	2.36

Net increase (decrease) from investment operations	1.34		4.22		1.71		(0.22)	2.83	2.48

Distributions(b)
From net investment income	(0.23)		(0.19)		(0.12)		(0.10)	—	(0.27)
From net realized gain	(5.97)		(1.12)		(0.44)		—	—	—

Total distributions	(6.20)		(1.31)		(0.56)		(0.10)	—	(0.27)

Net asset value, end of period	$16.56		$21.42		$18.51		$17.36	$17.68	$14.85

Total Return(c)
Based on net asset value	6.90	%(d)(e)	23.78	%(e)	9.97	%(e)	(1.25)%	19.06%	20.00%

Ratios to Average Net Assets(f)
Total expenses(g)	0.80	%(h)	0.86%		0.88%		0.87%	0.88%	0.88%

Total expenses after fees waived and/or reimbursed(g)	0.48	%(h)	0.75%		0.87%		0.87%	0.87%	0.88%

Net investment income(g)	1.48	%(h)	1.07%		0.88%		0.72%	0.70%	0.90%

Supplemental Data

Net assets, end of period (000)	$1,102,020		$514,830		$450,066		$458,589	$503,035	$527,236

Portfolio turnover rate of the Portfolio	74%		130%		39%		41%	40%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(h)	Annualized.

See notes to financial statements.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Service
	Six Months Ended 03/31/18 (unaudited)

			Year Ended September 30,
			2017		2016		2015	2014	2013
Net asset value, beginning of period	$21.35		$18.34		$17.22		$17.55	$14.78	$12.39

Net investment income(a)	0.11		0.14		0.09		0.07	0.06	0.07
Net realized and unrealized gain (loss)	1.21		3.97		1.53		(0.35)	2.71	2.33

Net increase (decrease) from investment operations	1.32		4.11		1.62		(0.28)	2.77	2.40

Distributions(b)
From net investment income	(0.19)		—		(0.06)		(0.05)	—	(0.01)
From net realized gain	(5.97)		(1.10)		(0.44)		—	—	—

Total distributions	(6.16)		(1.10)		(0.50)		(0.05)	—	(0.01)

Net asset value, end of period	$16.51		$21.35		$18.34		$17.22	$17.55	$14.78

Total Return(c)
Based on net asset value	6.76	%(d)(e)	23.26	%(e)	9.50	%(e)	(1.61)%	18.74%	19.42%

Ratios to Average Net Assets(f)
Total expenses(g)	1.05	%(h)	1.23%		1.23%		1.21%	1.20%	1.20%

Total expenses after fees waived and/or reimbursed(g)	0.73	%(h)	1.10%		1.23%		1.21%	1.20%	1.20%

Net investment income(g)	1.24	%(h)	0.72%		0.51%		0.39%	0.38%	0.55%

Supplemental Data
Net assets, end of period (000)	$328		$289		$246		$1,085	$1,096	$968

Portfolio turnover rate of the Portfolio	74%		130%		39%		41%	40%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Investor A
	Six Months Ended 03/31/18 (unaudited)

			Year Ended September 30,
			2017		2016		2015	2014	2013
Net asset value, beginning of period	$20.84		$18.04		$16.93		$17.24	$14.52	$12.34

Net investment income(a)	0.11		0.16		0.11		0.08	0.07	0.09
Net realized and unrealized gain (loss)	1.18		3.89		1.51		(0.33)	2.65	2.30

Net increase (decrease) from investment operations	1.29		4.05		1.62		(0.25)	2.72	2.39

Distributions(b)
From net investment income	(0.18)		(0.13)		(0.07)		(0.06)	—	(0.21)
From net realized gain	(5.97)		(1.12)		(0.44)		—	—	—

Total distributions	(6.15)		(1.25)		(0.51)		(0.06)	—	(0.21)

Net asset value, end of period	$15.98		$20.84		$18.04		$16.93	$17.24	$14.52

Total Return(c)
Based on net asset value	6.81	%(d)(e)	23.38	%(e)	9.67	%(e)	(1.47)%	18.73%	19.71%

Ratios to Average Net Assets(f)
Total expenses(g)	1.14	%(h)	1.22%		1.24%		1.23%	1.24%	1.26%

Total expenses after fees waived and/or reimbursed(g)	0.73	%(h)	1.00%		1.14%		1.14%	1.14%	1.14%

Net investment income(g)	1.22	%(h)	0.81%		0.62%		0.45%	0.44%	0.65%

Supplemental Data
Net assets, end of period (000)	$882,253		$905,826		$747,639		$750,260	$810,944	$732,669

Portfolio turnover rate of the Portfolio	74%		130%		39%		41%	40%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(h)	Annualized.

See notes to financial statements.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Investor C
	Six Months Ended 03/31/18 (unaudited)

			Year Ended September 30,
			2017		2016		2015		2014	2013
Net asset value, beginning of period	$18.61		$16.22		$15.33		$15.69		$13.32	$11.31

Net investment income (loss)(a)	0.04		(0.01)		(0.04)		(0.06)		(0.06)	(0.03)
Net realized and unrealized gain (loss)	1.04		3.50		1.37		(0.30)		2.43	2.12

Net increase (decrease) from investment operations	1.08		3.49		1.33		(0.36)		2.37	2.09

Distributions(b)
From net investment income	—		—		—		(0.00	)(c)	—	(0.08)
From net realized gain	(5.93)		(1.10)		(0.44)		—		—	—

Total distributions	(5.93)		(1.10)		(0.44)		—		—	(0.08)

Net asset value, end of period	$13.76		$18.61		$16.22		$15.33		$15.69	$13.32

Total Return(d)
Based on net asset value	6.42	%(e)(f)	22.42	%(f)	8.78	%(f)	(2.29)%		17.79%	18.62%

Ratios to Average Net Assets(g)
Total expenses(h)	1.92	%(i)	1.97%		1.99%		1.96%		1.97%	2.01%

Total expenses after fees waived and/or reimbursed(h)	1.48	%(i)	1.87%		1.98%		1.96%		1.97%	2.01%

Net investment income (loss)(h)	0.46	%(i)	(0.04)%		(0.23)%		(0.37)%		(0.39)%	(0.22)%

Supplemental Data
Net assets, end of period (000)	$164,501		$190,416		$327,447		$356,391		$394,765	$369,812

Portfolio turnover rate of the Portfolio	74%		130%		39%		41%		40%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(g)	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.
(h)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(i)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Class K
	Period from 01/25/18(a) to 03/31/18 (unaudited)
Net asset value, beginning of period	$17.48

Net investment income(b)	0.09
Net realized and unrealized loss	(1.01)

Net decrease from investment operations	(0.92)

Net asset value, end of period	$16.56

Total Return(c)
Based on net asset value	(5.26	)%(d)(e)

Ratios to Average Net Assets(f)
Total expenses(g)	0.71	%(h)

Total expenses after fees waived and/or reimbursed(g)	0.43	%(h)

Net investment income(g)	2.77	%(h)

Supplemental Data

Net assets, end of period (000)	$2,193

Portfolio turnover rate	74%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(h)	Annualized.

See notes to financial statements.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Class R
	Six Months Ended 03/31/18 (unaudited)

			Year Ended September 30,
			2017		2016		2015	2014	2013
Net asset value, beginning of period	$19.85		$17.22		$16.18		$16.47	$13.91	$11.81

Net investment income(a)	0.08		0.10		0.05		0.03	0.02	0.04
Net realized and unrealized gain (loss)	1.11		3.72		1.45		(0.32)	2.54	2.21

Net increase (decrease) from investment operations	1.19		3.82		1.50		(0.29)	2.56	2.25

Distributions(b)
From net investment income	(0.12)		(0.07)		(0.02)		—	—	(0.15)
From net realized gain	(5.97)		(1.12)		(0.44)		—	—	—

Total distributions	(6.09)		(1.19)		(0.46)		—	—	(0.15)

Net asset value, end of period	$14.95		$19.85		$17.22		$16.18	$16.47	$13.91

Total Return(c)
Based on net asset value	6.63	%(d)(e)	23.06	%(e)	9.36	%(e)	(1.76)%	18.40%	19.26%

Ratios to Average Net Assets(f)
Total expenses(g)	1.36	%(h)	1.43%		1.45%		1.44%	1.43%	1.48%

Total expenses after fees waived and/or reimbursed(g)	0.98	%(h)	1.30%		1.44%		1.43%	1.43%	1.48%

Net investment income(g)	0.97	%(h)	0.52%		0.31%		0.15%	0.15%	0.32%

Supplemental Data
Net assets, end of period (000)	$34,926		$36,445		$35,921		$36,412	$42,962	$44,330

Portfolio turnover rate of the Portfolio	74%		130%		39%		41%	40%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund
	Institutional
	Six Months Ended 03/31/18 (unaudited)

			Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$28.32		$23.57	$21.58	$22.25	$18.85	$15.75

Net investment income(a)	0.29		0.36	0.26	0.23	0.22	0.21
Net realized and unrealized gain (loss)	0.84		4.74	1.96	(0.65)	3.18	3.25

Net increase (decrease) from investment operations	1.13		5.10	2.22	(0.42)	3.40	3.46

Distributions
From net investment income(b)	(0.43)		(0.35)	(0.23)	(0.25)	—	(0.36)
From net realized gain	(0.12)		—	—	—	—	—

Total distributions	(0.55)		(0.35)	(0.23)	(0.25)	—	(0.36)

Net asset value, end of period	$28.90		$28.32	$23.57	$21.58	$22.25	$18.85

Total Return(c)
Based on net asset value(d)	4.00	%(e)(f)	21.79%	10.35%	(1.94)%	18.04%	22.38%

Ratios to Average Net Assets(g)
Total expenses(h)	0.91	%(i)	0.94%	0.92%	0.91%	0.89%	1.00%

Total expenses after fees waived and/or reimbursed(h)	0.54	%(i)	0.77%	0.87%	0.86%	0.84%	0.94%

Net investment income(h)	2.02	%(i)	1.37%	1.18%	1.01%	1.07%	1.19%

Supplemental Data
Net assets, end of period (000)	$159,438		$166,970	$143,113	$162,376	$184,691	$190,423

Portfolio turnover rate of the Portfolio	68%		137%	40%	30%	32%	40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment received from a settlement of litigation, through its investment in the Master Advantage Large Cap Value Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended 03/31/18 (unaudited)	Year Ended September 30,

		2017	2016	2015	2014	2013
Total return	—	21.66%	10.25%	—	—	—

(e)	Aggregate total return.
(f)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(g)	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.
(h)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(i)	Annualized.

See notes to financial statements.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Service
	Six Months Ended 03/31/18 (unaudited)

			Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$28.11		$23.38	$21.40	$22.07	$18.75	$15.67

Net investment income(a)	0.25		0.28	0.19	0.16	0.16	0.16
Net realized and unrealized gain (loss)	0.83		4.72	1.95	(0.65)	3.16	3.23

Net increase (decrease) from investment operations	1.08		5.00	2.14	(0.49)	3.32	3.39

Distributions
From net investment income(b)	(0.35)		(0.27)	(0.16)	(0.18)	—	(0.31)
From net realized gain	(0.12)		—	—	—	—	—

Total distributions	(0.47)		(0.27)	(0.16)	(0.18)	—	(0.31)

Net asset value, end of period	$28.72		$28.11	$23.38	$21.40	$22.07	$18.75

Total Return(c)
Based on net asset value(d)	3.86	%(e)(f)	21.48%	10.03%	(2.27)%	17.71%	21.98%

Ratios to Average Net Assets(g)
Total expenses(h)	1.19	%(i)	1.24%	1.23%	1.20%	1.20%	1.23%

Total expenses after fees waived and/or reimbursed(h)	0.79	%(i)	1.06%	1.18%	1.15%	1.15%	1.18%

Net investment income(h)	1.77	%(i)	1.08%	0.87%	0.72%	0.76%	0.93%

Supplemental Data
Net assets, end of period (000)	$13,323		$13,313	$13,313	$11,931	$14,155	$13,296

Portfolio turnover rate of the Portfolio	68%		137%	40%	30%	32%	40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment received from a settlement of litigation, through its investment in the Master Advantage Large Cap Value Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended 03/31/18 (unaudited)

		Year Ended September 30,
		2017	2016	2015	2014	2013
Total return	—	21.35%	9.93%	—	—	—

(e)	Aggregate total return.
(f)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(g)	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.
(h)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(i)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Investor A
	Six Months Ended 03/31/18 (unaudited)

			Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$27.76		$23.09	$21.14	$21.79	$18.52	$15.48

Net investment income(a)	0.25		0.28	0.19	0.16	0.15	0.15
Net realized and unrealized gain (loss)	0.82		4.65	1.92	(0.64)	3.12	3.21

Net increase (decrease) from investment operations	1.07		4.93	2.11	(0.48)	3.27	3.36

Distributions
From net investment income(b)	(0.36)		(0.26)	(0.16)	(0.17)	—	(0.32)
From net realized gain	(0.12)		—	—	—	—	—

Total distributions	(0.48)		(0.26)	(0.16)	(0.17)	—	(0.32)

Net asset value, end of period	$28.35		$27.76	$23.09	$21.14	$21.79	$18.52

Total Return(c)
Based on net asset value(d)	3.86	%(e)(f)	21.49%	10.01%	(2.23)%	17.66%	22.07%

Ratios to Average Net Assets(g)
Total expenses(h)	1.18	%(i)(j)	1.22%	1.22%	1.22%	1.22%	1.26%

Total expenses after fees waived and/or reimbursed(h)	0.79	%(j)	1.04%	1.17%	1.17%	1.17%	1.21%

Net investment income(h)	1.76	%(j)	1.10%	0.88%	0.69%	0.74%	0.91%

Supplemental Data
Net assets, end of period (000)	$333,609		$346,128	$286,786	$297,653	$352,267	$353,445

Portfolio turnover rate of the Portfolio	68%		137%	40%	30%	32%	40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment received from a settlement of litigation, through its investment in the Master Advantage Large Cap Value Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended 03/31/18 (unaudited)

		Year Ended September 30,
		2017	2016	2015	2014	2013
Total return	—	21.36%	9.91%	—	—	—

(e)	Aggregate total return.
(f)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(g)	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.
(h)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.19%.
(j)	Annualized.

See notes to financial statements.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Investor C
	Six Months Ended 03/31/18 (unaudited)

			Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$25.71		$21.36	$19.57	$20.19	$17.29	$14.45

Net investment income (loss)(a)	0.13		0.07	0.02	(0.01)	(0.01)	0.02
Net realized and unrealized gain (loss)	0.76		4.32	1.78	(0.60)	2.91	2.99

Net increase (decrease) from investment operations	0.89		4.39	1.80	(0.61)	2.90	3.01

Distributions
From net investment income(b)	(0.09)		(0.04)	(0.01)	(0.01)	—	(0.17)
From net realized gain	(0.12)		—	—	—	—	—

Total distributions	(0.21)		(0.04)	(0.01)	(0.01)	—	(0.17)

Net asset value, end of period	$26.39		$25.71	$21.36	$19.57	$20.19	$17.29

Total Return(c)
Based on net asset value(d)	3.49	%(e)(f)	20.59%	9.18%	(3.00)%	16.77%	21.06%

Ratios to Average Net Assets(g)
Total expenses(h)	1.96	%(i)	1.98%	1.98%	1.98%	2.01%	2.07%

Total expenses after fees waived and/or reimbursed(h)	1.54	%(i)	1.84%	1.93%	1.93%	1.95%	2.02%

Net investment income (loss)(h)	1.01	%(i)	0.29%	0.12%	(0.07)%	(0.05)%	0.09%

Supplemental Data
Net assets, end of period (000)	$97,129		$104,248	$156,999	$171,844	$204,312	$204,690

Portfolio turnover rate of the Portfolio	68%		137%	40%	30%	32%	40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment received from a settlement of litigation, through its investment in the Master Advantage Large Cap Value Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended 03/31/18 (unaudited)

		Year Ended September 30,
		2017	2016	2015	2014	2013
Total return	—	20.44%	9.08%	—	—	—

(e)	Aggregate total return.
(f)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(g)	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.
(h)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(i)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Class K
	Period from 01/25/18(a) to 03/31/18 (unaudited)
Net asset value, beginning of period	$30.90

Net investment income(b)	0.20
Net realized and unrealized loss	(2.20)

Net decrease from investment operations	(2.00)

Net asset value, end of period	$28.90

Total Return(c)
Based on net asset value	(6.47	)%(d)(e)

Ratios to Average Net Assets(f)
Total expenses(g)	0.82	%(h)

Total expenses after fees waived and/or reimbursed(g)	0.49	%(h)

Net investment income(g)	4.28	%(h)

Supplemental Data
Net assets, end of period (000)	$1,364

Portfolio turnover rate	68%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(h)	Annualized.

See notes to financial statements.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Class R
	Six Months Ended 03/31/18 (unaudited)

			Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$26.70		$22.21	$20.33	$20.96	$17.86	$14.92

Net investment income(a)	0.20		0.20	0.13	0.09	0.09	0.10
Net realized and unrealized gain (loss)	0.80		4.48	1.84	(0.61)	3.01	3.09

Net increase (decrease) from investment operations	1.00		4.68	1.97	(0.52)	3.10	3.19

Distributions
From net investment income(b)	(0.28)		(0.19)	(0.09)	(0.11)	—	(0.25)
From net realized gain	(0.12)		—	—	—	—	—

Total distributions	(0.40)		(0.19)	(0.09)	(0.11)	—	(0.25)

Net asset value, end of period	$27.30		$26.70	$22.21	$20.33	$20.96	$17.86

Total Return(c)
Based on net asset value(d)	3.76	%(e)(f)	21.15%	9.74%	(2.52)%	17.36%	21.70%

Ratios to Average Net Assets(g)
Total expenses(h)	1.45	%(i)	1.50%	1.49%	1.48%	1.48%	1.54%

Total expenses after fees waived and/or reimbursed(h)	1.04	%(i)	1.33%	1.44%	1.43%	1.43%	1.49%

Net investment income(h)	1.51	%(i)	0.80%	0.61%	0.43%	0.48%	0.63%

Supplemental Data
Net assets, end of period (000)	$30,414		$33,484	$34,213	$34,551	$43,377	$49,267

Portfolio turnover rate of the Portfolio	68%		137%	40%	30%	32%	40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment received from a settlement of litigation, through its investment in the Master Advantage Large Cap Value Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended 03/31/18 (unaudited)

		Year Ended September 30,
		2017	2016	2015	2014	2013
Total return	—	21.01%	9.64%	—	—	—

(e)	Aggregate total return.
(f)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(g)	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.
(h)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(i)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Retirement Fund
	Institutional
	Six Months Ended 03/31/18 (unaudited)

			Year Ended September 30,
			2017	2016		2015	2014	2013
Net asset value, beginning of period	$22.30		$19.20	$18.63		$21.39	$19.12	$15.93

Net investment income(a)	0.00	(b)	0.31	0.26		0.24	0.25	0.25
Net realized and unrealized gain (loss)	0.60		3.81	1.63		(0.54)	3.12	3.30

Net increase (decrease) from investment operations	0.60		4.12	1.89		(0.30)	3.37	3.55

Distributions(c)
From net investment income	(0.89)		(0.28)	(0.25)		(0.25)	(0.14)	(0.36)
From net realized gain	(6.58)		(0.74)	(1.07)		(2.21)	(0.96)	—

Total distributions	(7.47)		(1.02)	(1.32)		(2.46)	(1.10)	(0.36)

Net asset value, end of period	$15.43		$22.30	$19.20		$18.63	$21.39	$19.12

Total Return(d)
Based on net asset value(e)	3.58	%(f)(g)	21.99%	10.62	%(g)	(1.80)%	18.23%	22.71%

Ratios to Average Net Assets(h)
Total expenses(i)	0.78	%(j)	0.69%	0.68%		0.71%	0.68%	0.68%

Total expenses after reimbursement(i)	0.54	%(j)	0.62%	0.65%		0.67%	0.67%	0.67%

Net investment income(i)	1.76	%(j)	1.52%	1.41%		1.19%	1.24%	1.42%

Supplemental Data
Net assets, end of period (000)	$3,177		$200,207	$166,622		$155,323	$159,865	$133,921

Portfolio turnover rate of the Portfolio	68%		137%	40%		30%	32%	40%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from a settlement of litigation, through its investment in the Master Advantage Large Cap Value Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended 03/31/18 (unaudited)

		Year Ended September 30,
		2017	2016	2015	2014	2013
Total return	—	21.83%	—	—	—	—

(f)	Aggregate total return.
(g)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(h)	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.
(i)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(j)	Annualized.

See notes to financial statements.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited)	BlackRock Large Cap Series Fund, Inc.

1.	ORGANIZATION

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized is a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually, as a “Fund” and are each a series of the Corporation:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Large Cap Core Fund	Advantage Large Cap Core	Diversified
BlackRock Advantage Large Cap Value Fund	Advantage Large Cap Value	Diversified
BlackRock Advantage Large Cap Value Retirement Fund	Advantage Large Cap Value Retirement	Diversified

On February 22, 2018, the Board of Directors of the BlackRock Advantage Large Cap Value Retirement Fund (the “Fund”) approved a proposal to close the Fund to new investors and thereafter to liquidate the Fund. Effective May 25, 2018, the Fund will no longer accept purchase orders from new or existing investors. The liquidation is expected to occur on or about May 31, 2018.

The Funds seek to achieve their investment objectives by investing all of their assets in the corresponding master portfolios (individually, a “Master Portfolio” or collectively, the “Master Portfolios”) of Master Large Cap Series LLC (the “Master LLC”), an affiliate of the Funds. Advantage Large Cap Core invests all of its assets in Master Advantage Large Cap Core Portfolio. Advantage Large Cap Value and Advantage Large Cap Value Retirement invest all of their assets in Master Advantage Large Cap Value Portfolio. Each Portfolio has the same investment objective and strategies as the corresponding Fund. The value of a Fund’s investment in the applicable Portfolio reflects the Fund’s proportionate interest in the net assets of such Portfolio. The performance of a Fund is directly affected by the performance of the applicable Portfolio. At March 31, 2018, the percentage of Master Advantage Large Cap Core Portfolio owned by Advantage Large Cap Core was 77.8%; and the percentages of Master Advantage Large Cap Value Portfolio owned by Advantage Large Cap Value and Advantage Large Cap Value Retirement were 99.5% and 0.5%, respectively. As such, the financial statements of the Portfolios, including the Schedules of Investments, are included elsewhere in his report and should be read in conjunction with the Funds’ financial statements.

Advantage Large Cap Core and Advantage Large Cap Value each offer multiple classes of shares. Advantage Large Cap Value Retirement offers only Institutional Shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions. Class R Shares are sold only to certain employer-sponsored retirement plans. Investor A and Class C Shares are generally available through financial intermediaries. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares.	No	No		None
Investor A Shares(a)	Yes	No	(b)	None
Investor C Shares	No	Yes		None

(a)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.
(b)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Administrator”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Portfolios are accounted for on a trade date basis. Each Fund records its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, each Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (unaudited) (continued)	BlackRock Large Cap Series Fund, Inc.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

The Funds’ policy is to value its financial instruments at fair value. Each Fund records its investment in the Portfolio at fair value based on the Funds’ proportionate interest in the net assets of the Portfolio. Valuation of securities held by the Portfolio is discussed in Note 3 of the Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Administration: The Corporation, on behalf of the Funds, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Advantage Large Cap Core and Advantage Large Cap Value each pay the Administrator a monthly fee at an annual rate of 0.25% of the average daily net assets of the Funds. The Funds do not pay an investment advisory fee or investment management fee. With respect to Advantage Large Cap Value Retirement, the Administrator does not receive an administration fee.

Service and Distribution Fees: The Corporation, on behalf of Advantage Large Cap Core and Advantage Large Cap Value, entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B(a)	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75	0.75	0.25

(a)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.

BRIL and broker-dealers, pursuant to sub agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2018, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B(a)	Investor C	Class R	Total
Advantage Large Cap Core	$404	$1,143,207	$264	$910,136	$91,957	$2,145,968
Advantage Large Cap Value	16,780	429,702	1,585	512,392	81,181	1,041,640

(a)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2018, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total
Advantage Large Cap Core	$35,031	$—	$35,031
Advantage Large Cap Value	1,143	540	1,683

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2018, the Funds reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B(a)	Investor C	Class R	Total
Advantage Large Cap Core	$21,830	$9	$62,539	$999	$4,393	$112	$89,882
Advantage Large Cap Value	424	1,725	12,122	41	532	73	14,917

(a)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.

For the six months ended March 31, 2018, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B(a)	Investor C	Class R	Total
Advantage Large Cap Core	$380,539	$139	$800,071	$8,017	$189,154	$27,599	$1,405,519
Advantage Large Cap Value	88,739	9,013	222,289	41	76,657	22,644	419,383
Advantage Large Cap Value
Retirement	34,180	—	—	—	—	—	34,180

(a)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)	BlackRock Large Cap Series Fund, Inc.

Other Fees: For the six months ended March 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Advantage Large Cap Core	$8,387
Advantage Large Cap Value	16

For the six months ended March 31, 2018, affiliates received CDSCs as follows:

	Investor A	Investor C
Advantage Large Cap Core	$1,217	$3,581
Advantage Large Cap Value	(115)	797

(a)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.

Expense Limitations, Waivers and Reimbursements: With respect to Advantage Large Cap Core, Advantage Large Cap Value and Advantage Large Cap Value Retirement, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitations”). The expense limitations as a percentage of average daily net assets are as follows:

	Advantage Large Cap Core		Advantage Large Cap Value		Advantage Large Cap Value Retirement
Institutional	0.48%		0.54%		0.54%
Service	0.73		0.79		N/A
Investor A	0.73		0.79		N/A
Investor B(a)	1.48		1.54		N/A
Investor C	1.48		1.54		N/A
Class K	0.43	(b)	0.49	(b)	N/A
Class R	0.98		1.04		N/A

(a)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.
(b)	Effective January 25, 2018, implemented contractual cap upon launch through January 31, 2019.

The Administrator has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2019, unless approved by the Board of Directors of the Corporation (the “Board”), including a majority of the independent directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Funds. For the six months ended March 31, 2018, the Administrator waived and/or reimbursed $2,523,855, $934,284 and $44,305 for the Advantage Large Cap Core, Advantage Large Cap Value and Advantage Large Cap Retirement Funds, respectively, which is included in fees waived and/or reimbursed by the Administrator in the Statements of Operations.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific, in the Statements of Operations. For the six months ended March 31, 2018, class specific expense reimbursements are as follows:

	Institutional	Service	Investor A	Investor B(a)	Investor C	Class R	Total
Advantage Large Cap Core	$274,049	$ 108	$709,941	$8,016	$172,980	$23,954	$1,189,048
Advantage Large Cap Value	73,380	7,763	190,898	40	67,543	19,719	359,343
Advantage Large Cap Value Retirement	34,180	—	—	—	—	—	34,180

(a)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Advantage Large Cap Value Retirement is currently permitted to borrow and lend and Advantage Large Cap Core and Advantage Large Cap Value are currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2018, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (unaudited) (continued)	BlackRock Large Cap Series Fund, Inc.

5.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

6.	Capital Share Transactions

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/18		Year Ended 09/30/17
Advantage Large Cap Core	Shares	Amount	Shares	Amount
Institutional
Shares sold	42,340,789	$711,776,549	3,355,709	$66,602,747
Shares issued in reinvestment of distributions	8,284,642	134,211,185	1,351,840	25,401,087
Shares redeemed	(8,124,521)	(138,660,777)	(4,975,753)	(97,495,716)

Net increase (decrease)	42,500,910	$707,326,957	(268,204)	$(5,491,882)

Service
Shares sold	1,710	$34,017	272	$5,598
Shares issued in reinvestment of distributions	5,410	87,480	787	14,778
Shares redeemed	(765)	(14,570)	(915)	(18,423)

Net increase	6,355	$106,927	144	$1,953

Investor A
Shares issued from conversion(a)	7,089	$112,430	—	$—
Shares sold and automatic conversion of shares	1,821,269	32,894,779	9,022,472	177,382,324
Shares issued in reinvestment of distributions	15,151,484	237,115,672	2,527,676	46,332,350
Shares redeemed	(5,229,922)	(91,817,080)	(9,531,969)	(184,935,126)

Net increase	11,749,920	$178,305,801	2,018,179	$38,779,548

Investor B
Shares sold	—	$22	1,443	$24,226
Shares issued in reinvestment of distributions	2,118	30,350	7,721	129,168
Shares converted(a)	(7,743)	(112,430)	—	—
Shares redeemed and automatic conversion of shares	(66)	(1,239)	(168,424)	(2,908,523)

Net decrease	(5,691)	$(83,297)	(159,260)	$(2,755,129)

Investor C
Shares sold	363,220	$5,533,449	896,117	$15,289,073
Shares issued in reinvestment of distributions	3,916,476	52,872,420	1,084,298	17,858,453
Shares redeemed	(2,555,681)	(38,742,785)	(11,934,091)	(208,331,669)

Net increase (decrease)	1,724,015	$19,663,084	(9,953,676)	$(175,184,143)

	Period from 01/25/18(b) to 03/31/18
Class K
Shares sold	133,891	$2,227,103	—	$—
Shares redeemed	(1,471)	(24,046)	—	—

Net increase	132,420	$2,203,057	—	$—

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)	BlackRock Large Cap Series Fund, Inc.

	Six Months Ended 03/31/18		Year Ended 09/30/17
Large Cap Core (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	190,099	$3,168,602	323,149	$5,880,986
Shares issued in reinvestment of distributions	738,850	10,824,152	137,182	2,399,315
Shares redeemed	(429,569)	(7,095,769)	(710,234)	(12,972,872)

Net increase (decrease)	499,380	$6,896,985	(249,903)	$(4,692,571)

Total Net Increase (Decrease)	56,607,309	$914,419,514	(8,612,720)	$(149,342,224)

Advantage Large Cap Value
Institutional
Shares sold	521,686	$15,423,910	1,411,085	$37,112,743
Shares issued in reinvestment of distributions	87,556	2,538,269	62,595	1,610,572
Shares redeemed	(987,831)	(29,214,322)	(1,650,555)	(42,856,343)

Net decrease	(378,589)	$(11,252,143)	(176,875)	$(4,133,028)

Service
Shares sold	3,080	$90,226	3,599	$93,324
Shares issued in reinvestment of distributions	7,572	218,294	5,231	133,866
Shares redeemed	(20,382)	(591,719)	(56,098)	(1,485,676)

Net decrease	(9,730)	$(283,199)	(47,268)	$(1,258,486)

Investor A
Shares issued from conversion(a)	22,030	$634,485	—	$—
Shares sold and automatic conversion of shares	456,075	13,124,498	2,942,448	76,580,774
Shares issued in reinvestment of distributions	189,158	5,383,558	117,813	2,977,141
Shares redeemed	(1,368,962)	(39,542,494)	(3,010,913)	(77,526,669)

Net increase (decrease)	(701,699)	$(20,399,953)	49,348	$2,031,246

Investor B
Shares sold	—	$62	1,175	$27,577
Shares issued in reinvestment of distributions	178	4,759	—	—
Shares converted(a)	(23,439)	(634,485)	—	—
Shares redeemed and automatic conversion of shares	(2,717)	(71,805)	(37,527)	(891,088)

Net decrease	(25,978)	$(701,469)	(36,352)	$(863,511)

Investor C
Shares sold	176,572	$4,704,923	525,529	$12,464,940
Shares issued in reinvestment of distributions	31,389	833,387	11,765	276,957
Shares redeemed	(582,261)	(15,575,842)	(3,831,759)	(92,264,091)

Net decrease	(374,300)	$(10,037,532)	(3,294,465)	$(79,522,194)

	Period from 01/25/18(b) to 03/31/18
Class K
Shares sold	47,202	$1,370,554	—	$—
Shares redeemed	(20)	(565)	—	—

Net increase	47,182	$1,369,989	—	$—

	Six Months Ended 03/31/18		Year Ended 09/30/17
	Shares	Amount	Shares	Amount
Class R
Shares sold	77,329	$2,140,290	291,008	$7,170,878
Shares issued in reinvestment of distributions	17,789	487,761	11,697	284,931
Shares redeemed	(234,985)	(6,504,564)	(588,996)	(14,474,497)

Net decrease	(139,867)	$(3,876,513)	(286,291)	$(7,018,688)

Total Net Decrease	(1,582,981)	$(45,180,820)	(3,791,903)	$(90,764,661)

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (unaudited) (continued)	BlackRock Large Cap Series Fund, Inc.

	Six Months Ended 03/31/18		Year Ended 09/30/17
Advantage Large Cap Value Retirement	Shares	Amount	Shares	Amount
Institutional
Shares sold	213,510	$3,971,864	1,332,500	$27,522,155
Shares issued in reinvestment of distributions	4,444,812	66,849,967	433,287	8,765,387
Shares redeemed	(13,431,017)	(205,871,757)	(1,465,000)	(30,345,692)

Net increase (decrease)	(8,772,695)	$(135,049,926)	300,787	$5,941,850

(a)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.
(b)	Commencement of operations.

At March 31, 2018, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

Shares	Advantage Large Cap Core	Advantage Large Cap Value
Class K	6,472	11,442

7.	Subsequent Event

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statement.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Portfolio Information as of March 31, 2018	Master Large Cap Series LLC

Master Advantage Large Cap Core Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Apple Inc.	3%
Facebook, Inc., Class A	2
Amazon.com, Inc.	2
Microsoft Corp.	2
Mastercard, Inc., Class A	2
McDonald’s Corp.	2
3M Co.	2
Texas Instruments, Inc.	1
Johnson & Johnson	1
ConocoPhillips	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	25%
Financials	14
Health Care	14
Consumer Discretionary	13
Industrials	11
Consumer Staples	7
Energy	5
Materials	4
Real Estate	3
Utilities	2
Telecommunication Services	1
Short-Term Securities	1
Other Assets Less Liabilities	—	(a)

Master Advantage Large Cap Value Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Johnson & Johnson	3%
Berkshire Hathaway, Inc., Class B	2
JPMorgan Chase & Co.	2
Citigroup, Inc.	2
Exxon Mobil Corp.	2
Merck & Co., Inc.	2
Wells Fargo & Co.	2
Bank of America Corp.	2
AT&T Inc.	2
ConocoPhillips	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	27%
Health Care	14
Energy	10
Information Technology	10
Industrials	9
Consumer Staples	8
Consumer Discretionary	7
Utilities	5
Real Estate	4
Materials	3
Telecommunication Services	2
Short-Term Securities	1
Other Assets Less Liabilities	—	(a)

(a)	Amount is less than 0.05%.

For Portfolio compliance purposes, the Portfolios’ sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

PORTFOLIO INFORMATON	35

Schedule of Investments (unaudited) March 31, 2018	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.9%
Aerospace & Defense — 2.2%
Boeing Co.	27,409	$8,986,863
General Dynamics Corp.	2,556	564,620
Lockheed Martin Corp.	34,609	11,695,419
Orbital ATK, Inc.	6,373	845,124
Raytheon Co.	172,220	37,168,520
Rockwell Collins, Inc.	17,934	2,418,400

		61,678,946
Airlines — 0.3%
Southwest Airlines Co.	164,845	9,442,322

Auto Components — 1.1%
BorgWarner, Inc.	554,990	27,877,148
Tenneco, Inc.	35,898	1,969,723

		29,846,871
Banks — 5.3%
Bank of America Corp.	355,394	10,658,266
Citigroup, Inc.	436,572	29,468,610
Citizens Financial Group, Inc.	385,236	16,172,207
First Horizon National Corp.	417,992	7,870,789
First Republic Bank	295,888	27,402,188
JPMorgan Chase & Co.	131,812	14,495,366
SunTrust Banks, Inc.	103,530	7,044,181
Wells Fargo & Co.	496,391	26,015,852
Western Alliance Bancorp(a)	162,401	9,437,122
Wintrust Financial Corp.	10,595	911,700

		149,476,281
Beverages — 1.5%
Brown-Forman Corp., Class B	68,970	3,751,968
Coca-Cola European Partners PLC	203,896	8,494,307
Constellation Brands, Inc., Class A	8,644	1,970,140
Dr. Pepper Snapple Group, Inc.	19,877	2,353,039
Molson Coors Brewing Co., Class B	121,466	9,150,034
PepsiCo, Inc.	161,647	17,643,770

		43,363,258
Biotechnology — 2.9%
AbbVie, Inc.	184,909	17,501,637
Amgen, Inc.	29,932	5,102,807
Celgene Corp.(a)	236,167	21,068,458
Gilead Sciences, Inc.	362,131	27,301,056
Regeneron Pharmaceuticals, Inc.(a)	26,030	8,963,691
United Therapeutics Corp.(a)	3,820	429,215

		80,366,864
Building Products — 0.8%
Allegion PLC	34,671	2,957,090
Fortune Brands Home & Security, Inc.	346,137	20,384,008

		23,341,098
Capital Markets — 4.0%
Affiliated Managers Group, Inc.	28,482	5,399,618
CME Group, Inc.	43,248	6,994,932
Franklin Resources, Inc.	531,319	18,426,143
Intercontinental Exchange, Inc.	490,567	35,575,919
Invesco Ltd.	193,386	6,190,286
Moelis & Co., Class A	34,560	1,757,376
Raymond James Financial, Inc.	31,566	2,822,316
S&P Global, Inc.	162,984	31,139,723
TD Ameritrade Holding Corp.	61,130	3,620,730

		111,927,043
Chemicals — 2.4%
Air Products & Chemicals, Inc.	215,679	34,299,431
Celanese Corp., Series A	15,980	1,601,356
Eastman Chemical Co.	222,230	23,463,043

Security	Shares	Value
Chemicals (continued)
NewMarket Corp.	1,227	$492,861
WR Grace & Co.	103,932	6,363,756

		66,220,447
Commercial Services & Supplies — 0.0%
LSC Communications, Inc.	58,692	1,024,175

Communications Equipment — 0.4%
Cisco Systems, Inc.	126,494	5,425,328
InterDigital, Inc.	9	662
Motorola Solutions, Inc.	44,998	4,738,289
Palo Alto Networks, Inc.(a)	8,807	1,598,647

		11,762,926
Consumer Finance — 0.0%
Green Dot Corp., Class A(a)	18,712	1,200,562

Containers & Packaging — 0.2%
Crown Holdings, Inc.(a)	122,268	6,205,101

Diversified Consumer Services — 0.2%
H&R Block, Inc.	258,303	6,563,479

Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B(a)	103,062	20,558,808

Diversified Telecommunication Services — 0.8%
AT&T Inc.	655,664	23,374,422

Electric Utilities — 0.7%
IDACORP, Inc.	37,483	3,308,624
Pinnacle West Capital Corp.	189,532	15,124,654
Portland General Electric Co.	51,931	2,103,725

		20,537,003
Electrical Equipment — 0.8%
AMETEK, Inc.	98,986	7,519,966
Rockwell Automation, Inc.	84,897	14,789,057

		22,309,023
Electronic Equipment, Instruments & Components — 1.7%
Amphenol Corp., Class A	207,069	17,834,853
Arrow Electronics, Inc.(a)	28,720	2,212,014
Dolby Laboratories, Inc., Class A	58,128	3,694,616
SYNNEX Corp.	32,199	3,230,204
TE Connectivity, Ltd.	194,864	19,466,914

		46,438,601
Energy Equipment & Services — 0.8%
Halliburton Co.	477,393	22,408,827

Equity Real Estate Investment Trusts (REITs) — 3.1%
Alexandria Real Estate Equities, Inc.	134,434	16,789,462
National Retail Properties, Inc.	17,779	698,004
Outfront Media, Inc.	140,953	2,641,459
Prologis, Inc.	338,677	21,333,264
Simon Property Group, Inc.	227,895	35,175,593
Ventas, Inc.	220,211	10,907,051

		87,544,833
Food & Staples Retailing — 1.3%
Kroger Co.	109,986	2,633,065
Performance Food Group Co.(a)	428,651	12,795,232
Walmart, Inc.	222,779	19,820,648

		35,248,945
Food Products — 2.1%
Archer-Daniels-Midland Co.	470,008	20,384,247
Bunge, Ltd.	42,059	3,109,842
Hershey Co.	11,383	1,126,462
Kellogg Co.	357,538	23,243,545
McCormick & Co., Inc., Non-Voting Shares	41,837	4,451,038

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Food Products (continued)
Tyson Foods, Inc., Class A	103,854	$7,601,074

		59,916,208
Gas Utilities — 0.1%
UGI Corp.	36,738	1,631,902

Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	109,153	6,540,448
Danaher Corp.	379,880	37,194,051
Edwards Lifesciences Corp.(a)	93,432	13,035,633
IDEXX Laboratories, Inc.(a)	56,259	10,767,410
Medtronic PLC	72,817	5,841,380

		73,378,922
Health Care Providers & Services — 3.0%
Aetna, Inc.	35,265	5,959,785
AmerisourceBergen Corp.	96,183	8,291,936
Express Scripts Holding Co.(a)	12,926	892,928
Humana, Inc.	119,673	32,171,693
McKesson Corp.	38,941	5,485,619
Quest Diagnostics, Inc.	186,191	18,674,957
UnitedHealth Group, Inc.	52,108	11,151,112
WellCare Health Plans, Inc.(a)	3,535	684,482

		83,312,512
Health Care Technology — 0.4%
Veeva Systems, Inc., Class A(a)	162,913	11,895,907

Hotels, Restaurants & Leisure — 3.1%
Carnival Corp.	513,795	33,694,676
Extended Stay America, Inc.	205,089	4,054,610
McDonald’s Corp.	280,580	43,877,100
Texas Roadhouse, Inc.	45,567	2,632,861
Yum! Brands, Inc.	23,494	2,000,044

		86,259,291
Household Durables — 0.6%
DR Horton, Inc.	117,695	5,159,749
Garmin, Ltd.	46,142	2,719,148
Taylor Morrison Home Corp., Class A(a)	13,722	319,448
Whirlpool Corp.	57,216	8,760,342

		16,958,687
Household Products — 0.7%
Colgate-Palmolive Co.	255,863	18,340,260

Industrial Conglomerates — 2.2%
3M Co.	192,332	42,220,721
General Electric Co.	148,185	1,997,534
Honeywell International, Inc.	120,541	17,419,380

		61,637,635
Insurance — 3.7%
Allstate Corp.	84,044	7,967,371
Arthur J. Gallagher & Co.	95,829	6,586,327
Athene Holding Ltd., Class A(a)	230,565	11,023,313
First American Financial Corp.	74,320	4,361,098
Hartford Financial Services Group, Inc.	175,170	9,024,758
Lincoln National Corp.	277,697	20,288,543
Marsh & McLennan Cos., Inc.	147,832	12,209,445
Prudential Financial, Inc.	160,350	16,604,243
Reinsurance Group of America, Inc.	5,725	881,650
Travelers Cos., Inc.	69,134	9,599,947
Unum Group	135,946	6,472,389

		105,019,084
Internet & Direct Marketing Retail — 2.4%
Amazon.com, Inc.(a)	39,323	56,913,751
Netflix, Inc.(a)	31,791	9,389,472

		66,303,223
Internet Software & Services — 4.5%
Alphabet, Inc., Class A(a)	25,442	26,386,916

Security	Shares	Value
Internet Software & Services (continued)
Alphabet, Inc., Class C(a)	33,396	$34,457,659
Facebook, Inc., Class A(a)	367,265	58,685,274
Twilio, Inc., Class A(a)	6,246	238,472
Twitter, Inc.(a)	177,472	5,148,463
Yelp, Inc.(a)	18,944	790,912

		125,707,696
IT Services — 5.5%
Accenture PLC, Class A	171,957	26,395,400
Broadridge Financial Solutions, Inc.	116,126	12,737,861
EPAM Systems, Inc.(a)	53,140	6,085,593
First Data Corp., Class A(a)	741,956	11,871,296
International Business Machines Corp.	107,840	16,545,891
Mastercard, Inc., Class A	277,469	48,601,470
Square, Inc., Class A(a)	19,704	969,437
Total System Services, Inc.	52,765	4,551,509
Visa, Inc., Class A	213,021	25,481,572

		153,240,029
Life Sciences Tools & Services — 0.8%
Agilent Technologies, Inc.	310,800	20,792,520
Waters Corp.(a)	11,337	2,252,095

		23,044,615
Machinery — 3.8%
Cummins, Inc.	105,587	17,114,597
Illinois Tool Works, Inc.	213,815	33,496,258
Ingersoll-Rand PLC	84,910	7,260,654
PACCAR, Inc.	486,285	32,177,478
Xylem, Inc.(b)	223,846	17,218,234

		107,267,221
Media — 2.9%
Comcast Corp., Class A	887,994	30,342,755
Interpublic Group of Cos., Inc.	142,519	3,282,213
John Wiley & Sons, Inc., Class A	279,982	17,834,853
Time Warner, Inc.	86,338	8,165,848
Tribune Media Co., Class A	8,749	354,422
Walt Disney Co.	218,834	21,979,687

		81,959,778
Metals & Mining — 1.0%
Newmont Mining Corp.	653,158	25,518,883
Worthington Industries, Inc.	44,627	1,915,391

		27,434,274
Multiline Retail — 1.1%
Kohl’s Corp.	138,821	9,094,164
Target Corp.	323,415	22,454,703

		31,548,867
Multi-Utilities — 1.6%
CMS Energy Corp.	706,257	31,986,380
DTE Energy Co.	77,444	8,085,154
Vectren Corp.	69,056	4,414,060

		44,485,594
Oil, Gas & Consumable Fuels — 4.2%
Anadarko Petroleum Corp.	25,762	1,556,282
Chevron Corp.	30,776	3,509,695
Cimarex Energy Co.	10,375	970,062
ConocoPhillips	650,811	38,586,584
Exxon Mobil Corp.	138,153	10,307,595
Marathon Oil Corp.	377,421	6,087,801
Marathon Petroleum Corp.	145,999	10,673,987
Occidental Petroleum Corp.	233,631	15,176,670
ONEOK, Inc.	65,073	3,703,955
Peabody Energy Corp.	40,928	1,493,872
Suncor Energy, Inc.	226,653	7,828,595
Valero Energy Corp.	101,543	9,420,144

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) March 31, 2018	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc.	394,673	$9,811,571

		119,126,813
Personal Products — 0.9%
Estee Lauder Cos., Inc., Class A	170,025	25,456,143
Herbalife Ltd.(a)	6,398	623,613

		26,079,756
Pharmaceuticals — 3.8%
Bristol-Myers Squibb Co.	174,848	11,059,136
Eli Lilly & Co.	38,205	2,955,921
Johnson & Johnson	312,132	39,999,716
Merck & Co., Inc.	357,837	19,491,381
Zoetis, Inc.	386,367	32,265,508

		105,771,662
Real Estate Management & Development — 0.2%
Jones Lang LaSalle, Inc.	25,012	4,368,096

Road & Rail — 0.6%
Norfolk Southern Corp.	117,848	16,001,401

Semiconductors & Semiconductor Equipment — 4.8%
Applied Materials, Inc.	437,283	24,317,308
Broadcom Ltd.	38,792	9,141,335
Intel Corp.	260,969	13,591,266
Maxim Integrated Products, Inc.	396,652	23,886,383
NVIDIA Corp.	45,098	10,444,246
Skyworks Solutions, Inc.	124,094	12,441,664
Texas Instruments, Inc.	387,580	40,265,686
Xilinx, Inc.	29,142	2,105,218

		136,193,106
Software — 4.8%
Activision Blizzard, Inc.	194,017	13,088,387
Adobe Systems, Inc.(a)	159,523	34,469,730
CDK Global, Inc.	22,426	1,420,463
Electronic Arts, Inc.(a)	18,379	2,228,270
Microsoft Corp.	544,854	49,728,825
SS&C Technologies Holdings, Inc.	243,986	13,087,409
Synopsys, Inc.(a)	108,155	9,002,822
Zendesk, Inc.(a)	200,200	9,583,574
Zynga, Inc., Class A(a)	283,856	1,038,913

		133,648,393
Specialty Retail — 1.1%
Burlington Stores, Inc.(a)	2,739	364,698
Lithia Motors, Inc., Class A	2,795	280,953
Penske Automotive Group, Inc.	304,544	13,500,436

Security	Shares	Value
Specialty Retail (continued)
Tiffany & Co.	157,888	$15,419,342

		29,565,429
Technology Hardware, Storage & Peripherals — 3.1%
Apple Inc.	495,759	83,178,445
HP Inc.	100,823	2,210,040
Pure Storage, Inc., Class A(a)	71,124	1,418,924

		86,807,409
Textiles, Apparel & Luxury Goods — 0.8%
Michael Kors Holdings, Ltd.(a)	15,938	989,431
NIKE, Inc., Class B	154,300	10,251,692
Skechers U.S.A., Inc., Class A(a)	290,255	11,288,017

		22,529,140
Thrifts & Mortgage Finance — 0.4%
Essent Group Ltd.(a)	260,875	11,102,840

Tobacco — 0.3%
Altria Group, Inc.	156,669	9,763,612

Trading Companies & Distributors — 0.1%
Watsco, Inc.	17,960	3,250,221

Wireless Telecommunication Services — 0.5%
Sprint Corp.(a)(b)	675,859	3,298,192
Telephone & Data Systems, Inc.	154,746	4,337,530
T-Mobile U.S., Inc.(a)	112,498	6,866,878

		14,502,600

Total Long-Term Investments — 98.8% (Cost: $2,535,763,363)		2,778,892,018

Short-Term Securities — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.53%(c)(e)	26,184,609	26,184,609

SL Liquidity Series, LLC, Money Market Series, 1.85%(c)(d)(e)	2,460,712	2,460,466

Total Short-Term Investments — 1.0% (Cost: $28,645,170)		28,645,075

Total Investments — 99.9% (Cost: $2,564,408,533)		2,807,537,093

Other Assets Less Liabilities — 0.1%		4,191,202

Net Assets — 100.0%		$2,811,728,295

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)	During the six months ended March 31, 2018, investments in issuers considered to be affiliates of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 03/31/17	Net Activity	Shares Held at 03/31/18	Value at 03/31/18	Income		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	20,828,948	5,355,661	26,184,609	$26,184,609	$194,525		$89	$—
SL Liquidity Series, LLC, Money Market Series	—	2,460,712	2,460,712	2,460,466	1,288	(b)	(47)	95

				$28,645,075	$195,813		$42	$(95)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Portfolio Abbreviation

S&P Standard & Poor’s

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	Master Advantage Large Cap Core Portfolio

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini S&P 500 Index	257	06/15/18	$33,963	$(837,849)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation	(a)	$—	$—	$837,849	$—	$—	$—	$837,849

(a)	Includes cumulative appreciation (depreciation) on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended March 31, 2018, the effect of derivative financial instruments in the Statements of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	$—	$—	$2,203,851	$—	$—	$—	$2,203,851

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,198,601)	$—	$—	$—	$(1,198,601)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$34,776,675

For more information about the Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) March 31, 2018	Master Advantage Large Cap Core Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments
Assets
Long-Term Investments
Common Stocks(a)	$2,775,661,814	$3,230,204	$—	$2,778,892,018
Short-Term Securities	26,184,609	—	—	26,184,609

Subtotal	$2,801,846,423	$3,230,204	$—	$2,805,076,627

Investments Valued at NAV(b)				2,460,466

Total Investments				$2,807,537,093

Derivative Financial Instruments(c)
Liabilities
Equity contracts	$(837,849)	$—	$—	$(837,849)

(a)	See above Schedule of Investments for values in each industry.
(b)	As of March 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended March 31, 2018, there were no transfers between levels.

See notes to financial statements.

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) March 31, 2018	Master Advantage Large Cap Value Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.9%

Aerospace & Defense — 1.6%
Lockheed Martin Corp.	4,783	$1,616,319
Orbital ATK, Inc.	2,985	395,841
Raytheon Co.	38,446	8,297,416

		10,309,576
Airlines — 0.2%
Southwest Airlines Co.	20,427	1,170,059

Auto Components — 1.0%
BorgWarner, Inc.	128,161	6,437,527

Banks — 12.2%
Bank of America Corp.	398,159	11,940,788
Citigroup, Inc.	199,534	13,468,545
Citizens Financial Group, Inc.	100,829	4,232,801
First Hawaiian, Inc.	29,113	810,215
First Horizon National Corp.	261,338	4,920,995
First Republic Bank	63,634	5,893,145
JPMorgan Chase & Co.	130,000	14,296,100
SunTrust Banks, Inc.	123,416	8,397,225
Wells Fargo & Co.	233,644	12,245,282
Western Alliance Bancorp(a)	29,471	1,712,560

		77,917,656
Beverages — 1.3%
Brown-Forman Corp., Class B	6,746	366,982
Coca-Cola European Partners PLC	46,208	1,925,025
Molson Coors Brewing Co., Class B	58,947	4,440,478
PepsiCo, Inc.	16,066	1,753,604

		8,486,089
Biotechnology — 1.6%
Amgen, Inc.	13,812	2,354,670
Celgene Corp.(a)	19,404	1,731,031
Gilead Sciences, Inc.	70,161	5,289,438
Regeneron Pharmaceuticals, Inc.(a)	881	303,381
United Therapeutics Corp.(a)	4,880	548,317

		10,226,837
Building Products — 0.8%
Fortune Brands Home & Security, Inc.	88,043	5,184,852

Capital Markets — 4.6%
Affiliated Managers Group, Inc.	7,165	1,358,341
CME Group, Inc.	5,165	835,387
Franklin Resources, Inc.	165,851	5,751,713
Intercontinental Exchange, Inc.	112,607	8,166,260
Invesco Ltd.	200,293	6,411,379
Northern Trust Corp.	1,083	111,690
Raymond James Financial, Inc.	19,135	1,710,860
S&P Global, Inc.	26,781	5,116,778
TD Ameritrade Holding Corp.	2,123	125,745

		29,588,153
Chemicals — 2.2%
Air Products & Chemicals, Inc.	46,536	7,400,620
Eastman Chemical Co.	61,826	6,527,589
WR Grace & Co.	3,725	228,082

		14,156,291
Commercial Services & Supplies — 0.0%
Republic Services, Inc.	1,989	131,731

Communications Equipment — 1.1%
Cisco Systems, Inc.	135,228	5,799,929
Motorola Solutions, Inc.	13,886	1,462,196

		7,262,125
Consumer Finance — 0.7%
Ally Financial, Inc.	17,029	462,337
Capital One Financial Corp.	26,173	2,507,897
OneMain Holdings, Inc.(a)	16,689	499,669

Security	Shares	Value
Consumer Finance (continued)
Synchrony Financial	18,167	$609,140

		4,079,043
Containers & Packaging — 0.0%
Crown Holdings, Inc.(a)	3,253	165,090

Diversified Consumer Services — 0.0%
H&R Block, Inc.	2,428	61,695

Diversified Financial Services — 2.7%
Berkshire Hathaway, Inc., Class B(a)	78,673	15,693,690
Leucadia National Corp.	71,345	1,621,672

		17,315,362
Diversified Telecommunication Services —1.7%
AT&T Inc.	304,439	10,853,250

Electric Utilities — 2.4%
IDACORP, Inc.	5,710	504,022
Pinnacle West Capital Corp.	91,602	7,309,840
Portland General Electric Co.	48,745	1,974,660
PPL Corp.	68,868	1,948,276
Westar Energy, Inc.	24,504	1,288,665
Xcel Energy, Inc.	55,023	2,502,446

		15,527,909
Electrical Equipment — 0.1%
AMETEK, Inc.(b)	6,986	530,726
Rockwell Automation, Inc.	1,992	347,006

		877,732
Electronic Equipment, Instruments & Components —1.3%
Arrow Electronics, Inc.(a)	61,779	4,758,219
Dolby Laboratories, Inc., Class A	14,853	944,057
TE Connectivity, Ltd.	25,369	2,534,363

		8,236,639
Energy Equipment & Services — 1.1%
Baker Hughes a GE Co.	25,804	716,577
Halliburton Co.	128,145	6,015,126

		6,731,703
Equity Real Estate Investment Trusts (REITs) — 4.2%
Alexandria Real Estate Equities, Inc.	16,835	2,102,523
Apple Hospitality REIT, Inc.	145,099	2,549,389
Boston Properties, Inc.	6,748	831,489
National Retail Properties, Inc.	17,119	672,092
Outfront Media, Inc.	90,140	1,689,224
Prologis, Inc.	97,425	6,136,801
Simon Property Group, Inc.	45,548	7,030,334
Ventas, Inc.	118,821	5,885,204

		26,897,056
Food & Staples Retailing — 1.8%
Kroger Co.	29,957	717,171
Performance Food Group Co.(a)	100,144	2,989,298
Walmart, Inc.	84,595	7,526,417

		11,232,886
Food Products — 2.8%
Archer-Daniels-Midland Co.	170,577	7,397,924
Bunge, Ltd.	20,791	1,537,287
Hershey Co.	21,925	2,169,698
Kellogg Co.	55,360	3,598,954
McCormick & Co., Inc., Non-Voting Shares	4,283	455,668
Tyson Foods, Inc., Class A	36,877	2,699,028

		17,858,559
Gas Utilities — 0.1%
UGI Corp.	14,262	633,518

Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	11,901	713,108
Danaher Corp.	103,043	10,088,940

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) March 31, 2018	Master Advantage Large Cap Value Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Health Care Equipment & Supplies (continued)
IDEXX Laboratories, Inc.(a)	397	$75,982
Medtronic PLC	70,950	5,691,609

		16,569,639
Health Care Providers & Services — 3.2%
Aetna, Inc.	7,796	1,317,524
AmerisourceBergen Corp.	15,217	1,311,858
Express Scripts Holding Co.(a)	27,511	1,900,460
Humana, Inc.	26,329	7,078,025
McKesson Corp.	25,558	3,600,355
Quest Diagnostics, Inc.	53,091	5,325,027

		20,533,249
Health Care Technology — 0.1%
Veeva Systems, Inc., Class A(a)	8,249	602,342

Hotels, Restaurants & Leisure — 1.9%
Carnival Corp.	123,819	8,120,050
McDonald’s Corp.	24,007	3,754,215

		11,874,265
Household Durables — 0.3%
DR Horton, Inc.	1,721	75,449
Taylor Morrison Home Corp., Class A(a)	3,861	89,884
Whirlpool Corp.	11,697	1,790,928

		1,956,261
Household Products — 1.5%
Church & Dwight Co., Inc.	1,756	88,432
Colgate-Palmolive Co.	58,229	4,173,855
Kimberly-Clark Corp.	17,720	1,951,504
Procter & Gamble Co.	44,662	3,540,803

		9,754,594
Industrial Conglomerates — 1.6%
3M Co.	11,945	2,622,166
General Electric Co.	190,145	2,563,155
Honeywell International, Inc.	33,134	4,788,194

		9,973,515
Insurance — 5.7%
Allstate Corp.	75,043	7,114,076
Arthur J. Gallagher & Co.	6,288	432,174
Assured Guaranty Ltd	11,491	415,974
Athene Holding Ltd., Class A(a)	47,627	2,277,047
CNA Financial Corp.	5,606	276,656
First American Financial Corp.	27,675	1,623,969
Hartford Financial Services Group, Inc.	29,627	1,526,383
Lincoln National Corp.	91,402	6,677,830
Marsh & McLennan Cos., Inc.	14,078	1,162,702
Principal Financial Group, Inc.	44,052	2,683,207
Prudential Financial, Inc.	49,808	5,157,618
Reinsurance Group of America, Inc.	3,338	514,052
Travelers Cos., Inc.	22,760	3,160,454
Unum Group	62,267	2,964,532
Validus Holdings Ltd.	4,000	269,800

		36,256,474
Internet Software & Services — 0.2%
Twitter, Inc.(a)	49,562	1,437,794

IT Services — 2.2%
Accenture PLC, Class A	9,409	1,444,282
First Data Corp., Class A(a)	107,220	1,715,520
International Business Machines Corp.	33,331	5,113,975
Mastercard, Inc., Class A	33,047	5,788,513

		14,062,290
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	40,762	2,726,978

Machinery — 3.9%
Cummins, Inc.	23,109	3,745,738

Security	Shares	Value
Machinery (continued)
Illinois Tool Works, Inc.	23,938	$3,750,127
Ingersoll-Rand PLC	52,565	4,494,833
PACCAR, Inc.	124,313	8,225,791
Xylem, Inc.	61,241	4,710,658

		24,927,147
Media — 2.1%
Comcast Corp., Class A	75,117	2,566,748
Interpublic Group of Cos., Inc.	8,315	191,494
John Wiley & Sons, Inc., Class A	58,099	3,700,906
Time Warner, Inc.	40,613	3,841,178
Tribune Media Co., Class A	3,773	152,844
Walt Disney Co.	31,138	3,127,501

		13,580,671
Metals & Mining — 1.1%
Newmont Mining Corp.	177,103	6,919,414
Worthington Industries, Inc.	5,736	246,189

		7,165,603
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
New Residential Investment Corp.	101,512	1,669,872

Multiline Retail — 1.0%
Kohl’s Corp.	25,241	1,653,538
Target Corp.	71,212	4,944,249

		6,597,787
Multi-Utilities — 2.8%
CMS Energy Corp.	168,157	7,615,831
DTE Energy Co.	74,428	7,770,283
Vectren Corp.	40,628	2,596,942

		17,983,056
Oil, Gas & Consumable Fuels — 9.0%
Anadarko Petroleum Corp.	70,748	4,273,887
Antero Resources Corp.(a)	96,380	1,913,143
Chevron Corp.	57,506	6,557,984
Cimarex Energy Co.	2,512	234,872
ConocoPhillips	179,511	10,643,207
Continental Resources, Inc.(a)	241	14,207
Devon Energy Corp.	29,635	942,097
Exxon Mobil Corp.	180,209	13,445,394
Marathon Oil Corp.	188,667	3,043,199
Marathon Petroleum Corp.	30,349	2,218,815
Occidental Petroleum Corp.	48,070	3,122,627
Suncor Energy, Inc.	62,651	2,163,966
Valero Energy Corp.	48,411	4,491,088
Whiting Petroleum Corp.(a)	18,900	639,576
Williams Cos., Inc.	159,886	3,974,766

		57,678,828
Personal Products — 0.4%
Estee Lauder Cos., Inc., Class A	16,699	2,500,174

Pharmaceuticals — 6.1%
Bristol-Myers Squibb Co.	51,007	3,226,193
Catalent, Inc.(a)	2	82
Johnson & Johnson	125,748	16,114,606
Merck & Co., Inc.	233,299	12,707,797
Pfizer, Inc.	111,151	3,944,749
Zoetis, Inc.	31,495	2,630,147

		38,623,574
Real Estate Management & Development — 0.2%
Jones Lang LaSalle, Inc.	7,697	1,344,204

Road & Rail — 0.4%
Norfolk Southern Corp.	17,539	2,381,445

Semiconductors & Semiconductor Equipment — 3.6%
Applied Materials, Inc.	43,019	2,392,287
Intel Corp.	193,518	10,078,417

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	Master Advantage Large Cap Value Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Maxim Integrated Products, Inc.	63,755	$3,839,326
QUALCOMM, Inc.	11,793	653,450
Skyworks Solutions, Inc.	7,474	749,343
Texas Instruments, Inc.	42,279	4,392,365
Xilinx, Inc.	11,991	866,230

		22,971,418
Software — 0.8%
Adobe Systems, Inc.(a)	2,080	449,446
SS&C Technologies Holdings, Inc.	45,385	2,434,451
Synopsys, Inc.(a)	14,287	1,189,250
Zendesk, Inc.(a)	23,505	1,125,184

		5,198,331
Specialty Retail — 0.7%
GameStop Corp., Class A	28,949	365,336
Penske Automotive Group, Inc.	39,456	1,749,084
Tiffany & Co.	21,750	2,124,105

		4,238,525
Technology Hardware, Storage & Peripherals — 0.1%
HP, Inc.	32,273	707,424

Textiles, Apparel & Luxury Goods — 0.2%
Skechers U.S.A., Inc., Class A(a)	26,598	1,034,396

Thrifts & Mortgage Finance — 0.2%
Essent Group Ltd.(a)	25,300	1,076,768

Tobacco — 0.1%
Philip Morris International, Inc.	5,043	501,274

Trading Companies & Distributors — 0.0%
Watsco, Inc.	492	89,037

Wireless Telecommunication Services — 0.7%
Sprint Corp.(a)(b)	284,817	1,389,907
Telephone & Data Systems, Inc.	98,258	2,754,172

		4,144,079
Total Long-Term Investments — 98.9% (Cost: $581,806,270)		631,502,352

Security	Shares	Value
Short-Term Securities — 1.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.53%(c)(e)	5,413,060	$5,413,060

SL Liquidity Series, LLC, Money Market Series, 1.85%(c)(d)(e)	1,764,537	1,764,361

Total Short-Term Investments — 1.1% (Cost: $7,177,421)		7,177,421

Total Investments — 100.0% (Cost: $588,983,691)		638,679,773

Other Assets Less Liabilities — 0.0%.		27,758

Net Assets — 100.0%		$638,707,531

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)	During the six months ended March 31, 2018, investments in issuers considered to be affiliates of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 03/31/17	Net Activity	Shares Held at 03/31/18	Value at 03/31/18	Income		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	8,148,623	(2,735,563)	5,413,060	$5,413,060	$34,229		$30	$—
SL Liquidity Series, LLC, Money Market Series	—	1,764,537	1,764,537	1,764,361	781	(b)	(42)	—

				$7,177,421	$35,010		$(12)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Portfolio Abbreviation

S&P Standard & Poor’s

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) March 31, 2018	Master Advantage Large Cap Value Portfolio (Percentages shown are based on Net Assets)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini S&P 500 Index	62	06/15/18	$8,193	$(177,686)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation	(a)	$—	$—	$177,686	$—	$—	$—	$177,686

(a)	Includes cumulative appreciation (depreciation) on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended March 31, 2018, the effect of derivative financial instruments in the Statements of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	$—	$—	$1,047,363	$—	$—	$—	$1,047,363

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(309,178)	$—	$—	$—	$(309,178)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,043,750

For more information about the Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	Master Advantage Large Cap Value Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments
Assets
Long-Term Investments
Common Stocks(a)	$631,502,352	$—	$—	$631,502,352
Short-Term Securities	5,413,060	—	—	5,413,060

Subtotal	$636,915,412	$—	$—	$636,915,412

Investments Valued at NAV(b)				1,764,361

Total Investments				$638,679,773

Derivative Financial Instruments(c)
Liabilities
Equity contracts	$(177,686)	$—	$—	$(177,686)

(a)	See above Schedule of Investments for values in each industry
(b)	As of March 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument. During the six months ended March 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	45

Statements of Assets and Liabilities  (unaudited)

March 31, 2018

	Master Advantage Large Cap Core Portfolio	Master Advantage Large Cap Value Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$2,778,892,018	$631,502,352
Investments at value — affiliated(c)	28,645,075	7,177,421
Cash	1,047,473	236,605
Cash pledged for futures contracts	1,494,000	364,006
Receivables:
Investments sold	34,864,423	8,311,128
Securities lending income — affiliated	631	636
Contributions from investors	11,558,954	384,270
Dividends — affiliated	43,148	5,919
Dividends — unaffiliated	4,254,738	1,401,925
Prepaid expenses	2,252	1,711

Total assets	2,860,802,712	649,385,973

LIABILITIES
Cash collateral on securities loaned at value	2,460,608	1,764,403
Payables:
Investments purchased	32,860,319	7,324,806
Directors’ fees	11,353	5,050
Investment advisory fees	1,074,797	253,639
Other accrued expenses	175,599	91,070
Other affiliates	11,065	4,506
Withdrawals to investors	12,480,676	1,234,968

Total liabilities	49,074,417	10,678,442

NET ASSETS	$2,811,728,295	$638,707,531

NET ASSETS CONSIST OF
Investors’ capital	$2,569,437,584	$589,189,135
Net unrealized appreciation (depreciation)	242,290,711	49,518,396

NET ASSETS	$2,811,728,295	$638,707,531

(a) Investments at cost — unaffiliated	$2,535,763,363	$581,806,270
(b) Securities loaned at value	$2,401,604	$1,729,480
(c) Investments at cost — affiliated	$28,645,170	$7,177,421

See notes to financial statements.

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended March 31, 2018

	Master Advantage Large Cap Core Portfolio	Master Advantage Large Cap Value Portfolio

INVESTMENT INCOME
Dividends — affiliated	$194,525	$34,229
Dividends — unaffiliated	25,534,693	9,146,016
Securities lending income — affiliated — net	1,288	781
Foreign taxes withheld	(26,298)	(5,943)

Total investment income	25,704,208	9,175,083

EXPENSES
Investment advisory	5,675,615	1,778,283
Accounting services	99,724	38,194
Custodian	45,718	27,692
Professional	29,381	25,235
Directors	26,593	11,499
Printing	2,263	1,621
Miscellaneous	17,817	10,282

Total expenses	5,897,111	1,892,806
Less fees waived and/or reimbursed by the Manager	(11,362)	(2,132)

Total expenses after fees waived	5,885,749	1,890,674

Net investment income	19,818,460	7,284,409

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	89	30
Futures contracts	2,203,851	1,047,363
Investments — affiliated	(47)	(42)
Investments — unaffiliated	188,096,612	43,226,314
Foreign currency transactions	(49)	(436)

	190,300,456	44,273,229

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(95)	—
Investments — unaffiliated	(49,639,825)	(18,711,608)
Futures contracts	(1,198,601)	(309,178)

	(50,838,521)	(19,020,786)

Total realized and unrealized gain	139,461,935	25,252,443

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$159,280,395	$32,536,852

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Changes in Net Assets

	Master Advantage Large Cap Core Portfolio		Master Advantage Large Cap Value Portfolio
	Six Months Ended 03/31/18 (unaudited)	Year Ended 09/30/2017	Six Months Ended 03/31/2018 (unaudited)	Year Ended 09/30/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,818,460	$29,429,298	$7,284,409	$13,600,305
Net realized gain	190,300,456	623,148,962	44,273,229	246,441,746
Net change in unrealized appreciation (depreciation)	(50,838,521)	(174,186,159)	(19,020,786)	(92,298,869)

Net increase in net assets resulting from operations	159,280,395	478,392,101	32,536,852	167,743,182

CAPITAL TRANSACTIONS
Proceeds from contributions	1,100,650,059	250,483,883	66,568,946	160,972,728
Value of withdrawals	(710,745,014)	(599,037,768)	(325,717,093)	(265,360,474)

Net increase (decrease) in net assets derived from capital transactions	389,905,045	(348,553,885)	(259,148,147)	(104,387,746)

NET ASSETS
Total increase (decrease) in net assets	549,185,440	129,838,216	(226,611,295)	63,355,436
Beginning of period	2,262,542,855	2,132,704,639	865,318,826	801,963,390

End of period	$2,811,728,295	$2,262,542,855	$638,707,531	$865,318,826

See notes to financial statements.

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

	Master Advantage Large Cap Core Portfolio
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30,
			2017		2016		2015	2014	2013

TOTAL RETURN
Total return	6.91	%(a)(b)	24.06	%(b)	10.34	%(b)	(0.89)%	19.44%	20.39%

RATIOS TO AVERAGE NET ASSETS
Total expenses	0.45	%(c)	0.49%		0.50%		0.50%	0.50%	0.50%

Total expenses after fees waived	0.45	%(c)	0.49%		0.50%		0.50%	0.50%	0.50%

Net investment income	1.51	%(c)	1.33%		1.25%		1.09%	1.08%	1.29%

SUPPLEMENTAL DATA
Net assets, end of period (000)	$2,811,728		$2,262,543		$2,132,705		$2,153,331	$2,335,503	$2,308,896

Portfolio turnover rate	74%		130%		39%		41%	40%	50%

(a)	Aggregate total return.
(b)	Includes proceeds received from a settlement of litigation, which had no impact on the Portfolio’s total return.
(c)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

	Master Advantage Large Cap Value Portfolio
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
TOTAL RETURN
Total return(a)	4.01	%(b)(c)	22.05%	10.68%	(1.63)%	18.35%	22.80%

RATIOS TO AVERAGE NET ASSETS
Total expenses	0.52	%(d)	0.53%	0.54%	0.54%	0.54%	0.54%

Total expenses after fees waived	0.52	%(d)	0.53%	0.54%	0.54%	0.54%	0.54%

Net investment income	2.01	%(d)	1.60%	1.51%	1.33%	1.37%	1.58%

SUPPLEMENTAL DATA
Net assets, end of period (000)	$638,708		$865,319	$801,963	$837,065	$966,351	$955,547

Portfolio turnover rate	68%		137%	40%	30%	32%	40%

(a)	Includes payment received from a settlement of litigation, which impacted the Portfolio’s total return. Excluding the payment from a settlement of litigation, the Portfolio’s total return is as follows:

	Six Months Ended 03/31/18 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Total return	—	21.92%	10.58%	—	—	—

(b)	Aggregate total return.
(c)	Includes proceeds received from a settlement of litigation, which had no impact on the Portfolio’s total return.
(d)	Annualized.

See notes to financial statements.

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Master Advantage Large Cap Core Portfolio and Master Advantage Large Cap Value Portfolio (collectively, the “Portfolios” or individually, a “Portfolio”) are each a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. Each Portfolio is classified as diversified. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board” and the members are referred to as “Directors”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Portfolios, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Effective June 12, 2017, Master Large Cap Core Portfolio and Master Large Cap Value Portfolio changed their names to Master Advantage Large Cap Core Portfolio and Master Advantage Large Cap Value Portfolio, respectively. In addition, the Portfolios changed their investment strategies.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain

Segregation and Collateralization: In cases where a Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, a Portfolio enters into contracts that contain a variety of representations that provide general indemnification. A Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to a Portfolio are charged to that Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Each Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Each Portfolio may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Portfolios’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolios determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Portfolio’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Portfolios value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Portfolio has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or portfolios. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2018, certain investments of the Portfolios were valued using NAV per share (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Portfolios collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Portfolio and any additional required collateral is delivered to the Portfolio, or excess collateral returned by the Portfolio, on the next business day. During the term of the loan, each Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Portfolios’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Portfolios under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Portfolios, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under:

Master Advantage Large Cap Core Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Credit Suisse Securities (USA) LLC	$424,340	$ 424,340	$—
Deutsche Bank Securities, Inc.	1,977,264	1,977,264	—

	$2,401,604	$2,401,604	$—

Master Advantage Large Cap Value Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Citigroup Global Markets, Inc.	$412,973	$ 412,973	$—
Credit Suisse Securities (USA) LLC	814,243	814,243	—
Deutsche Bank Securities, Inc.	502,264	502,264	—

	$1,729,480	$1,729,480	$—

(a)	Cash collateral with a value of $2,460,608 and $1,764,403 has been received in connection with securities lending agreements for Master Advantage Large Cap Core and Master Advantage Large Cap Value, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Portfolios benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolios and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Portfolios and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Portfolios and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Portfolios, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Portfolios. Any additional required collateral is delivered to/pledged by the Portfolios on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Portfolios have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Master LLC, on behalf of each Portfolio, entered into an Investment Advisory Agreement with the Manager, the Portfolios’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Portfolio.

For such services, each Portfolio pays the Manager a monthly fee at an annual rate equal to of the average daily value of each Portfolio’s net assets at the following annual rates:

Master Advantage Large Cap Core Portfolio

Average Daily Net Assets	Investment Advisory Fee

Not exceeding $1 Billion	0.45%
In excess of $1 Billion, but not exceeding $3 Billion	0.42
In excess of $3 Billion, but not exceeding $5 Billion	0.41
In excess of $5 Billion, but not exceeding $10 Billion	0.39
In excess of $10 Billion	0.38

Master Advantage Large Cap Value Portfolio

Average Daily Net Assets	Investment Advisory Fee

Not exceeding $1 Billion	0.49%
In excess of $1 Billion, but not exceeding $3 Billion	0.46
In excess of $3 Billion, but not exceeding $5 Billion	0.44
In excess of $5 Billion, but not exceeding $10 Billion	0.43
In excess of $10 Billion	0.42

Expense Limitations, Waivers and Reimbursements: With respect to the Portfolios, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2018, the amounts waived were as follows:

Master Advantage Large Cap Core Portfolio	$11,362
Master Advantage Large Cap Value Portfolio	2,132

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee, through January 31, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the independent directors who are not “interested persons” of the Portfolio, as defined in the 1940 Act (“Independent Directors”). For the six months ended March 31, 2018, there were no fees waived by the Manager.

For the six months ended March 31, 2018, the Portfolios reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Master Advantage Large Cap Core Portfolio	$12,769
Master Advantage Large Cap Value Portfolio	4,802

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Portfolios, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Portfolios are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Portfolio. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to a securities lending agreement, each Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Portfolio is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended March 31, 2018, each Portfolio paid BIM the following amounts for securities lending agent services:

Master Advantage Large Cap Core Portfolio	$419
Master Advantage Large Cap Value Portfolio	281

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock portfolio may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing BlackRock portfolio may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing BlackRock portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2018, the Portfolios did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

7.	PURCHASES AND SALES

For the six months ended March 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	Master Advantage Large Cap Core Portfolio	Master Advantage Large Cap Value Portfolio

Purchases	$2,324,764,655	$504,986,889
Sales	1,922,761,206	754,067,603

The Portfolios received proceeds from settlement of litigation where they were able to recover a portion of investment losses previously realized by the Portfolios. This amount is shown as litigation proceeds in the Statement of Operations.

8.	INCOME TAX INFORMATION

Each Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Portfolios is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Portfolios. Therefore, no U.S. federal income tax provision is required. It is intended that the Portfolios’ assets will be managed so an investor in the Portfolios can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2017. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Portfolios as of March 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Portfolios’ financial statements.

As of March 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Master Advantage Large Cap Core Portfolio	Master Advantage Large Cap Value Portfolio

Tax cost	$2,570,129,910	$590,163,050

Gross unrealized appreciation	$301,817,793	$68,265,369
Gross unrealized depreciation	(65,248,459)	(19,926,332)

Net unrealized appreciation	$236,569,334	$48,339,037

9.	BANK BORROWINGS

The Master LLC, on behalf of the Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Portfolios may borrow to fund shareholder redemptions. Excluding commitments designated for

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

certain individual funds, the Participating Funds, including the Portfolios, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2018, the Portfolios did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Portfolios invest in securities or other instruments and may enter into certain transactions and such activities subject each Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Portfolio’s prospectus provides details of the risks to which each Portfolio is subject.

The Portfolios may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Portfolio may lose value, regardless of the individual results of the securities and other instruments in which a Portfolio invests.

Counterparty Credit Risk: The Portfolios may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Portfolios.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With futures, there is less counterparty credit risk to the Portfolios since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolios.

Concentration Risk: As of period end, the Master Advantage Large Cap Value Portfolio invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sectors would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

As of period end, the Master Advantage Large Cap Core Portfolio invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sectors would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

11.	SUBSEQUENT EVENT

Management’s evaluation of the impact of all subsequent events on the Portfolios’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 19, 2018, the 364-day credit agreement to which the Portfolio, on behalf of the Funds, and the Participating Funds are party was amended to (i) increase the aggregate commitment amount to $2.25 billion, (ii) increase the aggregate amount (excluding commitments designated for a certain individual fund) the Participating Funds can borrow to $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement, (iii) decrease the fee on used commitment amounts to 0.10% and (iv) extend the termination date to April 2019. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds.

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Rodney D. Johnson, Chair of the Board(a) and Director

Mark Stalnecker, Chair Elect of the Board(a) and Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Cynthia A. Montgomery, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Frederick W. Winter, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

(a)	Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

Effective February 22, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an interested Director of the Corporation/Master LLC. Effective May 17, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Corporation/Master LLC.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

Brown Brother Harriman & Co.

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Corporation

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	57

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web-site at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Portfolios use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Portfolios voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	59

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAPSERIES-03/18-SAR

MARCH 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Large Cap Series Funds, Inc.

▶   BlackRock Event Driven Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2018, stocks posted solid performance, while bonds delivered mixed results. Solid corporate profits drove the equity market, while rising interest rates constrained bond returns.

The largest global economies experienced sustained and synchronized growth for the first time since the financial crisis, which led to strong equity performance worldwide. Emerging market stocks posted the strongest performance, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.4%. However, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising energy prices, modest wage growth, and steady job creation drove expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”). In credit markets, the investment-grade and high-yield bond markets posted modest returns in a relatively benign credit environment.

Even though it faced rising pressure to boost interest rates in 2017, the Fed only increased short-term interest rates three times during the last year. However, strong economic performance may justify a more rapid pace of rate hikes in 2018, as the actual inflation rate and investors’ expectations for inflation surpassed the Fed’s target of 2.0%. In addition, the Fed announced plans to reduce its $4.4 trillion balance sheet by $420 billion this year.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth, as well as limited bond supply, pressured other central banks to follow in the Fed’s footsteps. In October 2017, the ECB pledged to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, even though the size of its balance sheet nearly matched the total output of the Japanese economy.

If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it is likely to be accompanied by rising real growth. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018. Meanwhile, the market’s appetite for risk was mixed, as bond investors rotated to higher-quality assets, and stock investors continued to invest abroad. We continue to believe the primary risks to the economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21.0% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.84%	13.99%
U.S. small cap equities (Russell 2000® Index)	3.25	11.79
International equities (MSCI Europe, Australasia, Far East Index)	2.63	14.80
Emerging market equities (MSCI Emerging Markets Index)	8.96	24.93
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.64	1.11
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.66)	(1.13)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.08)	1.20
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.29)	2.53
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.39)	3.78
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

TABLE OF CONTENTS	3

Fund Summary as of March 31, 2018	BlackRock Event Driven Equity Fund

Investment Objective

BlackRock Event Driven Equity Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2018, the Fund underperformed both the ICE BofAML 3-Month U.S. Treasury Bill Index and the Russell 1000® Index.

What factors influenced performance?

The Fund’s skew to “hard catalyst” situations (e.g., investments in companies involved in publicly announced transactions or restructurings) allowed the Fund to exploit the robust opportunity set in merger arbitrage. At period end, 81% of the Fund’s long market value was invested in hard catalyst situations.

A hard catalyst investment in the Fox / Sky merger contributed notably to returns after a third party, Comcast, made a topping bid for Sky. A “soft catalyst” investment (e.g., an investment in a company undergoing meaningful corporate events expected to change their share prices) in Altaba also benefitted performance due to tax reform in the United States.

Despite strong contribution from the above, the primary driver of negative returns over the period was an investment in AT&T’s acquisition of Time Warner after the U.S. Department of Justice sued to block the merger on anti-trust grounds.

Describe recent portfolio activity.

Throughout the period, the Fund maintained its low beta profile (beta measures the Fund’s sensitivity to market movements). The Fund’s realized beta to the S&P 500® Index since inception was 0.22 at the end of the period. However to profit from recent market stress that occurred late in the period, the investment adviser introduced a modest tactical beta component, more than doubling the Fund’s soft catalyst net exposure from 2% net exposure at period beginning to 7% at period end.

The Fund held derivatives through the use of swaps during the period as part of its investment strategy. Contracts for difference are used by the investment adviser as the primary instrument to gain exposure to merger arbitrage situations. As a result, cash and cash equivalents are not representative of unencumbered cash, and the portfolio was fully invested with a gross exposure of 157% as of March 31, 2018. The Fund’s use of derivatives had a positive effect on Fund performance.

Describe portfolio positioning at period end.

At period end, the Fund was comprised of 63 investments spanning the spectrum of corporate events from “hard” catalysts (e.g.; publically announced transactions or restructurings) to “soft” catalysts (e.g., companies undergoing meaningful corporate events expected to change their share prices). Given the current robust opportunity set in mergers and acquisitions, the Fund is invested predominantly in hard catalyst situations with soft catalyst positions and credit investments rounding out the portfolio. The Fund’s exposure was concentrated in the United States, with 85% of exposure in North America, 13% in developed Europe, and 2% in developed Asia. The Fund was diversified across sectors and market capitalizations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

SECTOR ALLOCATION
	Percent of Total Investments(a)
Sector	Long	Short			Total
Information Technology	23%	3%			26%
Consumer Discretionary	13	2			15
Industrials	12	1			13
Health Care	10	2			12
Financials	10	—	(b	)	10
Consumer Staples	5	—	(b	)	5
Investment Companies	5	1			6
Materials	5	—	(b	)	5
Telecommunication Services	3	1			4
Energy	1	1			2
Real Estate	2	—			2

	89%	11%			100%

(a)	Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.

(b)	Amount is less than 1%.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	BlackRock Event Driven Equity Fund

Performance Summary for the Period Ended March 31, 2018

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(1.02)%	3.29%	N/A	7.65%	N/A	7.01%	N/A
Investor A	(1.13)	3.01	(2.40)%	7.37	6.22%	6.71	6.14%
Investor C	(1.45)	2.34	1.36	6.59	6.59	5.95	5.95
Russell 1000® Index(c)	5.85	13.98	N/A	13.17	N/A	9.61	N/A
ICE BofAML 3-Month U.S. Treasury Bill Index(d)	0.64	1.11	N/A	0.34	N/A	0.34	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
(b)	Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and related derivative instruments with similar economic characteristics. The Fund’s total returns prior to May 8, 2015 are the returns of the Fund when it utilized different investment strategies under the name BlackRock Large Cap Core Plus Fund.
(c)	An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.
(d)	An unmanaged index that tracks 3-month U.S. Treasury securities.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(c)
			Expenses Paid During the Period			Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Including Interest Expense(a)	Excluding Interest Expense(b)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period(a)	Ending Account Value (03/31/18)	Expenses Paid During the Period(b)
Institutional	$1,000.00	$989.80	$6.75	$6.47	$1,000.00	$1,017.87	$6.85	$1,018.15	$6.57
Investor A	1,000.00	988.70	8.27	7.99	1,000.00	1,016.34	8.39	1,016.62	8.10
Investor C	1,000.00	985.50	11.85	11.57	1,000.00	1,012.72	12.01	1,013.00	11.73

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.38% for Institutional, 1.69% for Investor A, and 2.42% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.32% for Institutional, 1.63% for Investor A, and 2.36% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance	BlackRock Event Driven Equity Fund

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses	BlackRock Event Driven Equity Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on October 1, 2017 and held through March 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

DISCLOSURE OF EXPENSES	7

Schedule of Investments (unaudited) March 31, 2018	BlackRock Event Driven Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 5.4%

Aerospace & Defense — 0.7%
Arconic, Inc.	101,766	$2,344,689

Banks — 0.1%
Valley National Bancorp	20,303	252,975

Chemicals — 0.3%
DowDuPont, Inc.	1,073	68,361
Olin Corp.	11,217	340,885
Sherwin-Williams Co.	1,270	497,992

		907,238
Equity Real Estate Investment Trusts (REITs) — 0.1%
VEREIT, Inc.	23,223	161,632
VICI Properties, Inc.	19,852	363,689

		525,321
Food & Staples Retailing — 0.2%
Walgreens Boots Alliance, Inc.	9,319	610,115

Food Products — 0.1%
Kraft Heinz Co.	3,916	243,928

Health Care Equipment & Supplies — 0.2%
Cooper Cos., Inc.	1,151	263,360
Danaher Corp.	4,726	462,723

		726,083
Health Care Providers & Services — 0.4%
Anthem, Inc.	166	36,470
Brookdale Senior Living, Inc.(a)	6,101	40,938
Cigna Corp.	1,997	334,977
HCA Healthcare, Inc.	2,088	202,536
Tenet Healthcare Corp.(a)	27,114	657,514

		1,272,435
Household Products — 0.1%
Reckitt Benckiser Group PLC	4,935	416,551

Machinery — 0.0%
Fortive Corp.	1,460	113,179

Media — 0.2%
Charter Communications, Inc., Class A(a)	1,979	615,904
Discovery, Inc., Class A(a)	5,428	116,322

		732,226
Oil, Gas & Consumable Fuels — 0.4%
Williams Cos., Inc.	40,964	1,018,365
Williams Partners LP	10,720	369,090

		1,387,455
Personal Products — 0.1%
Coty, Inc., Class A	10,731	196,377

Pharmaceuticals — 0.1%
Pfizer, Inc.	11,318	401,676

Semiconductors & Semiconductor Equipment — 2.3%
Broadcom Ltd.	1,407	331,560
QUALCOMM, Inc.(b)	135,324	7,498,303

		7,829,863
Wireless Telecommunication Services — 0.1%
T-Mobile U.S., Inc.(a)	7,038	429,600

Total Common Stocks — 5.4% (Cost: $19,924,808)		18,389,711

Security	Par (000)	Value
Corporate Bonds — 5.0%

Aerospace & Defense — 0.6%
Bombardier, Inc., 7.75%, 03/15/20(c)	USD 2,000	$2,132,500

Food & Staples Retailing — 0.6%
Rite Aid Corp., 6.13%, 04/01/23(c)	2,000	2,015,000

Health Care Providers & Services — 0.6%
Tenet Healthcare Corp., 4.75%, 06/01/20	2,000	2,015,000

IT Services — 0.6%
First Data Corp., 5.00%, 01/15/24(c)	2,000	2,000,000

Life Sciences Tools & Services — 0.5%
Avantor, Inc., 6.00%, 10/01/24(c)	1,570	1,562,150

Media — 2.1%
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, 07/23/22	2,000	2,042,979
DISH DBS Corp., 4.25%, 04/01/18	5,000	5,000,000

		7,042,979

Total Corporate Bonds — 5.0% (Cost: $17,006,318)		16,767,629

Floating Rate Loan Interests — 2.7%

Entertainment & Leisure — 0.9%
UFC Holdings LLC:
Term Loan (First Lien), (1 mo. LIBOR US + 3.25%, 1.00% Floor), 5.13%, 08/18/23(d)	2,114	2,123,480
Term Loan (Second Lien), (1 mo. LIBOR US + 7.50%, 1.00% Floor), 9.38%, 08/18/24(d)	855	869,535

		2,993,015
Multiline Retail — 0.4%
Neiman Marcus Group Ltd. LLC, Other Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.94%, 10/25/20(d)	1,706	1,469,833

Oil, Gas & Consumable Fuels — 0.8%
Chesapeake Energy Corp., Class A Loan, (3 mo. LIBOR + 7.50%, 1.00% Floor), 9.44%, 08/23/21(d)	2,500	2,652,225

Wireless Telecommunication Services — 0.6%
Sprint Communications, Inc., Initial Term Loan (1 mo. LIBOR US + 2.50%, 0.75% Floor), 4.44%, 02/02/24(d)	2,070	2,069,286

Total Floating Rate Loan Interests — 2.7% (Cost: $9,143,220)		9,184,359

	Shares
Investment Companies — 2.7%
Altaba, Inc.(a)	121,125	8,968,095

Total Investment Companies — 2.7% (Cost: $8,177,523)		8,968,095

Total Long-Term Investments — 15.8% (Cost: $54,251,869)		53,309,794

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Event Driven Equity Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Short-Term Securities — 86.4%

Borrowed Bond Agreements — 0.9%(e)
Citigroup Global Markets, Inc., 1.25%
(Purchased on 2/07/18 to be repurchased at $724,088, collateralized by Bombardier, Inc., 6.00% due at 10/15/22, par and fair value of USD 715,000 and $708,744, respectively), Open(f)	USD 723	$723,044
Citigroup Global Markets, Inc., 1.35%
(Purchased on 11/14/17 to be repurchased at $431,491, collateralized by Avantor, Inc., 9.00% due at 10/01/25, par and fair value of USD 440,000 and $433,400, respectively), Open(f)	430	430,100
Citigroup Global Markets, Inc., 1.91%
(Purchased on 2/12/18 to be repurchased at $1,961,196, collateralized by U.S. Treasury Notes, 1.75% due at 5/31/22, par and fair value of USD 2,013,000 and $1,952,060, respectively), Open(f)	1,958	1,957,642

Total Borrowed Bond Agreements — 0.9% (Cost: $3,110,786)		3,110,786

	Shares
Money Market Funds — 85.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.53%(g)(h)	288,256,768	288,256,768

Total Money Market Funds — 85.5% (Cost: $288,256,768)		288,256,768

	Par (000)
Time Deposits — 0.0%
United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.23%, 04/02/18	GBP 1	1,269

United States — 0.0%
Sumitomo, Tokyo., 1.70%, 04/02/18	USD 77	76,818

Total Time Deposits — 0.0% (Cost: $78,098)		78,087

Total Short-Term Securities — 86.4% (Cost: $291,445,652)		291,445,641

Total Investments Before Options Written and Borrowed Bonds — 102.2% (Cost: $345,697,521)		344,755,435

Security		Value
Options Written — 0.0%
Total Options Written — 0.0% (Premiums Received: $387,270)		$(15,105)

	Par (000)
Borrowed Bonds — (0.9)%

Aerospace & Defense — (0.2)%
Bombardier, Inc., 6.00%, 10/15/22(c)	USD 715	(708,744)

Life Sciences Tools & Services — (0.1)%
Avantor, Inc., 9.00%, 10/01/25(c)	440	(433,400)

U.S. Treasury Obligations — (0.6)%
U.S. Treasury Notes, 1.75%, 5/31/22(c)	2,013	(1,952,060)

Total Borrowed Bonds — (0.9)% (Proceeds: $3,142,035)		(3,094,204)

Total Investments — 101.3% (Cost: $342,168,216)		341,646,126
Liabilities in Excess of Other Assets — (1.3)%		(4,498,314)

Net Assets — 100.0%		$337,147,812

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(f)	The amount to be repurchased assumes the maturity will be the day after the period end.
(g)	Annualized 7-day yield as of period end.
(h)	During the six months ended March 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 03/31/18	Value at 03/31/18	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	147,158,282	141,098,486	288,256,768	$288,256,768	$1,148,900	$684	$—

(a)	Includes net capital gain distributions, if applicable.

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Event Driven Equity Fund

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
QUALCOMM, Inc.	Morgan Stanley & Co. International PLC	114,000	4/20/18	USD	70.00	USD	6,317	$(13,110)
QUALCOMM, Inc.	Morgan Stanley & Co. International PLC	57,000	4/20/18	USD	75.00	USD	3,158	(1,995)

								$(15,105)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/ Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Tenet Healthcare Corp.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	6/20/23	USD	1,000	$(39,425)	$(40,810)	$1,385

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/ Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.30.V1	5.00%	Quarterly	6/20/23	USD	1,100	$(67,889)	$(67,131)	$(758)

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Termination Dates	Net Notional	Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Citibank N.A.	02/24/23	$61,512,518	$1,081,500	(b)	$62,745,420	20.3%
	Citibank N.A.	02/24/23	(749,160)	80,439	(c)	(673,673)	7.2
	Credit Suisse International	08/13/18 - 04/09/19	1,798,696	311,486	(d)	2,078,995	0.5
	Goldman Sachs & Co.	05/24/18 - 10/02/19	92,570,156	(1,820,059	)(e)	90,649,031	36.7
	Goldman Sachs & Co.	08/30/18 - 09/25/19	(314,342)	16,648	(f)	(297,700)	0.1
	JPMorgan Chase Bank N.A.	02/08/23	36,152,236	(854,650	)(g)	35,275,021	12.5
	Morgan Stanley & Co. International PLC	05/11/18 - 02/27/23	55,522,116	53,939	(h)	55,647,650	22.8
	Morgan Stanley & Co. International PLC	07/11/18 - 02/27/23	(78,935)	48,656	(i)	(23,881)	0.7
	UBS AG	03/01/23	12,784,192	(472,044	)(j)	12,302,270	3.8

				$(1,554,085)		$257,703,133	104.6%

(a)	The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 15-179 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Canadian Dollar Offered Rate

Intercontinental Exchange LIBOR:

GBP 1 Month

USD 1 Month

Sterling Over Night Index Average

U.S. Federal Funds Effective Rate

USD Overnight Bank Funding Rate

(b)	Amount includes $(1]51,402) of net dividends and financing fees.
(c)	Amount includes $4,952 of net dividends and financing fees.
(d)	Amount includes $31,187 of net dividends and financing fees.
(e)	Amount includes $101,066 of net dividends and financing fees.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Event Driven Equity Fund

(f)	Amount includes $6 of net dividends and financing fees.
(g)	Amount includes $22,565 of net dividends and financing fees.
(h)	Amount includes $(71,595) of net dividends and financing fees.
(i)	Amount includes $(6,398) of net dividends and financing fees.
(j)	Amount includes $9,878 of net dividends and financing fees.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank N.A., as of period end, termination date 02/24/23:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value
Biotechnology
Ablynx NV	187,633	$10,282,375	16.4%

Chemicals
Monsanto Co.	122,790	14,328,365	22.8%

Diversified Telecommunication Services
TDC A/S	1,013,061	8,394,814	13.4%

IT Services
CSRA, Inc.	134,923	5,562,875	8.9%

Media
Sky PLC.	92,546	1,685,451	2.7%
Time Warner, Inc.	107,719	10,188,063	16.2%

		11,873,514

Semiconductors & Semiconductor Equipment
NXP Semiconductors NV	133,106	15,573,402	24.8%

Total Reference Entity — Long		$66,015,345

Reference Entity — Short
Common Stocks	Shares	Value	% of Basket Value
Diversified Telecommunication Services
AT&T Inc	91,723	$(3,269,925)	(5.2)%

Net Value of Reference Entity — Citibank N.A.		$62,745,420

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank N.A., as of period end, termination date 02/24/23:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value
Health Care Providers & Services
Anthem, Inc.	2,593	$569,682	(84.6)%

Media
CBS Corp., Class B	6,724	345,546	(51.3)%

Investment Companies
SPDR S&P 500 ETF Trust	41,407	10,896,252	(1617.4)%

Total Reference Entity — Long		$11,811,480

Reference Entity — Short
Common Stocks

Banks
Bank Of America Corp.	2,041	$(61,210)	9.1%
JPMorgan Chase & Co.	524	(57,624)	8.6%

		(118,834)

Reference Entity — Short
Common Stocks	Shares	Value	% of Basket Value
Beverages
Coca-Cola Co.	636	$(27,621)	4.1%
Pepsico, Inc.	249	(27,178)	4.0%

		(54,799)
Chemicals
Air Products & Chemicals, Inc.	22	(3,499)	0.5%
Albemarle Corp.	37	(3,431)	0.5%
DowDuPont, Inc.	46	(2,931)	0.4%
Eastman Chemical Co.	33	(3,484)	0.5%
Ecolab, Inc.	25	(3,427)	0.5%
FMC Corp.	45	(3,446)	0.5%
International Flavors & Fragrances, Inc.	25	(3,423)	0.5%
LyondellBasell Industries NV, Class A	33	(3,488)	0.5%
Mosaic Co.	141	(3,424)	0.5%
PPG Industries, Inc.	31	(3,460)	0.5%
Praxair, Inc.	24	(3,463)	0.5%
Westlake Chemical Corp.	14	(1,556)	0.2%

		(39,032)
Construction Materials
Martin Marietta Materials, Inc.	17	(3,524)	0.5%
Vulcan Materials Co.	30	(3,425)	0.5%

		(6,949)
Containers & Packaging
Avery Dennison Corp.	33	(3,506)	0.5%
Ball Corp.	775	(30,775)	4.6%
International Paper Co.	65	(3,473)	0.5%
Sealed Air Corp.	81	(3,466)	0.5%
WestRock Co.	54	(3,465)	0.5%

		(44,685)
Food & Staples Retailing
Costco Wholesale Corp.	174	(32,787)	4.9%
Sysco Corp.	554	(33,218)	4.9%
Walmart, Inc.	360	(32,029)	4.8%

		(98,034)
Food Products
Archer-Daniels-Midland Co.	696	(30,185)	4.5%
Kellogg Co.	414	(26,914)	4.0%

		(57,099)
Health Care Providers & Services
UnitedHealth Group, Inc.	2,216	(474,224)	70.4%

Household Products
Church & Dwight Co., Inc.	558	(28,101)	4.2%
Clorox Co.	213	(28,352)	4.2%
Kimberly-Clark Corp.	227	(24,999)	3.7%
Procter & Gamble Co.	331	(26,242)	3.9%

		(107,694)
Internet Software & Services
Alibaba Group Holding Ltd. - ADR	36,337	(6,669,293)	990.0%

Life Sciences Tools & Services
Mettler-Toledo International, Inc.	298	(171,359)	25.4%
Waters Corp.	848	(168,455)	25.0%

		(339,814)
Metals & Mining
Freeport-McMoRan, Inc.	198	(3,479)	0.5%
Newmont Mining Corp.	87	(3,399)	0.5%
Nucor Corp.	57	(3,482)	0.5%

		(10,360)
Oil, Gas & Consumable Fuels
Enbridge, Inc.	3,551	(111,750)	16.6%
Kinder Morgan, Inc.	10,864	(163,612)	24.3%

		(275,362)

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Event Driven Equity Fund

Reference Entity — Short
Common Stocks	Shares	Value	% of Basket Value
Personal Products
Estee Lauder Cos., Inc., Class A	275	$(41,173)	6.1%

Pharmaceuticals
Johnson & Johnson	602	(77,146)	11.5%
Merck & Co., Inc.	1,167	(63,566)	9.4%

		(140,712)
Tobacco
Altria Group, Inc.	395	(24,616)	3.7%
Philip Morris International, Inc.	252	(25,049)	3.7%

		(49,665)

Investment Companies
Alerian MLP ETF	88,326	(827,615)	122.9%
Consumer Staples Select Sector SPDR Fund	9,539	(502,038)	74.5%
Energy Select Sector SPDR Fund	1,216	(81,971)	12.2%
Industrial Select Sector SPDR Fund	33,399	(2,481,212)	368.3%
iShares U.S. Real Estate ETF	107	(8,075)	1.2%
Materials Select Sector SPDR Fund	91	(5,182)	0.8%
SPDR S&P Regional Banking ETF	850	(51,331)	7.6%

		(3,957,424)

Total Reference Entity — Short		$(12,485,153)
Net Value of Reference Entity — Citibank N.A.		$(673,673)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Credit Suisse International, as of period end, termination dates 08/13/18 — 04/09/19:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value
Media
Sky PLC	114,155	$2,078,995	100.0%

Net Value of Reference Entity — Credit Suisse International		$2,078,995

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Goldman Sachs & Co., as of period end, termination dates 05/24/18 — 10/02/19:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value
Aerospace & Defense
Orbital ATK, Inc.	87,338	$11,581,892	12.8%
Rockwell Collins, Inc.	180,569	24,349,730	26.9%

		35,931,622
Chemicals
Monsanto Co.	2,464	287,524	0.3%

Electrical Equipment
General Cable Corp.	250,624	7,418,471	8.2%

Equity Real Estate Investment Trusts (REITs)
Pure Industrial Real Estate Trust	878,471	5,482,134	6.0%

Health Care Providers & Services
Express Scripts Holding Co.	38,120	2,633,330	2.9%

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value
Insurance
Validus Holdings Ltd.	136,749	$9,223,720	10.2%
XL Group Ltd.	275,868	15,244,466	16.8%

		24,468,186
Internet Software & Services
MuleSoft, Inc.	46,666	2,052,371	2.3%

IT Services
CSRA, Inc.	33,993	1,401,531	1.5%

Machinery
Fenner Plc	126,316	1,079,276	1.2%

Media
Sky PLC	22,072	401,976	0.4%
Tribune Media Co., Class A	225,208	9,123,176	10.1%
Twenty-First Century Fox, Inc., Class A	156,190	5,730,611	6.3%

		15,255,763
Oil, Gas & Consumable Fuels
RSP Permian, Inc.	34,764	1,629,736	1.8%

Pharmaceuticals
Akorn, Inc.	144,372	2,701,200	3.0%

Semiconductors & Semiconductor Equipment
Microsemi Corp.	84,385	5,461,397	6.0%

Total Reference Entity — Long		$105,802,541

Reference Entity — Short
Common Stocks	Shares	Value	% of Basket Value
Aerospace & Defense
United Technologies Corp.	44,600	$(5,611,572)	(6.2)%

Health Care Providers & Services
Cigna Corp.	9,279	(1,556,459)	(1.7)%

Media
Sinclair Broadcast Group, Inc., Class A	51,791	(1,621,058)	(1.8)%
Walt Disney Co.	42,874	(4,306,265)	(4.8)%

		(5,927,323)
Oil, Gas & Consumable Fuels
Concho Resources, Inc.	11,124	(1,672,271)	(1.8)%

Software
salesforce.com, Inc.	3,318	(385,883)	(0.4)%

Total Reference Entity — Short		$(15,153,508)
Net Value of Reference Entity — Goldman Sachs & Co.		$90,649,033

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Goldman Sachs & Co., as of period end, termination dates 08/30/18 — 09/25/19:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value
Banks
Valley National Bancorp	100	$1,246	(0.4)%

Total Reference Entity — Long		1,246

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Event Driven Equity Fund

Reference Entity — Short
Common Stocks	Shares	Value	% of Basket Value
Banks
Bank Of America Corp.	100	$(2,999)	1.0%

Investment Companies	Shares	Value	% of Basket Value
Vaneck Vectors Semiconductor ETF	2,838	(295,947)	99.4%

Total Reference Entity — Short		(298,946)
Net Value of Reference Entity — Goldman Sachs & Co.		$(297,700)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank N.A., as of period end, termination date 02/08/23:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value
Chemicals
Monsanto Co.	10,491	$1,224,195	3.5%

Insurance
Validus Holdings Ltd.	103,229	6,962,796	19.7%
XL Group Ltd.	114,684	6,337,438	18.0%

		13,300,234
Media
Tribune Media Co., Class A	130,928	5,303,893	15.0%

Semiconductors & Semiconductor Equipment
Cavium, Inc.	38,795	3,079,547	8.7%
NXP Semiconductors NV	128,908	15,082,236	42.8%

		18,161,783

Total Reference Entity — Long		$37,990,105

Reference Entity — Short
Common Stocks	Shares	Value	% of Basket Value
Media
Sinclair Broadcast Group, Inc., Class A	30,113	$(942,537)	(2.7)%

Semiconductors & Semiconductor Equipment
Marvell Technology Group Ltd.	84,407	(1,772,547)	(5.0)%

Total Reference Entity — Short		$(2,715,084)
Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$35,275,021

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC, as of period end, termination dates 05/11/18 — 02/27/23:

Reference Entity — Short
Common Stocks	Shares	Value	% of Basket Value
Chemicals
Monsanto Co.	8,133	$949,040	1.7%

Food Products
Blue Buffalo Pet Products, Inc.	440,386	17,531,767	31.5%

Health Care Providers & Services
Aetna, Inc.	100,423	16,971,487	30.5%

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value
Internet Software & Services
MuleSoft, Inc.	308,141	$13,552,041	24.4%

IT Services
CSRA, Inc.	169,533	6,989,846	12.6%
DST Systems, Inc.	39,787	3,328,182	6.0%

		10,318,028
Media
Time Warner, Inc.	63,701	6,024,841	10.8%

Total Reference Entity — Long		$65,347,204

Reference Entity — Short
Common Stocks	Shares	Value	% of Basket Value
Diversified Telecommunication Services
AT&T Inc.	53,797	$(1,917,863)	(3.4)%

Health Care Providers & Services
CVS Health Corp.	84,131	(5,233,789)	(9.4)%

Software
salesforce.com, Inc.	21,908	(2,547,900)	(4.6)%

Total Reference Entity — Short		$(9,699,552)
Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$55,647,652

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC, as of period end, termination dates 07/11/18 — 02/27/23:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value
Chemicals
DowDuPont, Inc.	11,375	$724,701	(3034.6)%

Health Care Providers & Services
Humana, Inc.	1,886	507,013	(2123.1)%

Total Reference Entity — Long		$1,231,714

Reference Entity — Short
Common Stocks	Shares	Value	% of Basket Value
Banks
Citigroup, Inc.	655	$(44,213)	185.1%

Chemicals
Air Products & Chemicals, Inc.	266	(42,302)	177.1%
Albemarle Corp.	358	(33,201)	139.0%
Eastman Chemical Co.	458	(48,356)	202.5%
Ecolab, Inc.	299	(40,984)	171.6%
FMC Corp.	499	(38,208)	160.0%
International Flavors & Fragrances, Inc.	287	(39,293)	164.5%
LyondellBasell Industries NV, Class A	438	(46,288)	193.8%
Mosaic Co.	1,753	(42,563)	178.2%
PPG Industries, Inc.	361	(40,288)	168.7%
Praxair, Inc.	291	(41,991)	175.8%
Westlake Chemical Corp.	270	(30,011)	125.7%

		(443,485)

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Event Driven Equity Fund

Reference Entity — Short
Common Stocks	Shares	Value	% of Basket Value
Construction Materials
Martin Marietta Materials, Inc.	184	$(38,143)	159.7%
Vulcan Materials Co.	320	(36,534)	153.0%

		(74,677)
Containers & Packaging
Avery Dennison Corp.	420	(44,625)	186.9%
Ball Corp.	970	(38,519)	161.3%
International Paper Co.	712	(38,042)	159.3%
Sealed Air Corp.	891	(38,126)	159.6%
Westrock Co.	685	(43,956)	184.1%

		(203,268)
Metals & Mining
Freeport-McMoRan, Inc.	2,993	(52,587)	220.2%
Newmont Mining Corp.	1,148	(44,852)	187.8%
Nucor Corp.	691	(42,213)	176.8%

		(139,652)
Investment Companies
Consumer Staples Select Sector
SPDR Fund	110	(5,789)	24.2%
iShares U.S. Real Estate ETF	3,615	(272,824)	1142.4%
Materials Select Sector SPDR Fund	1,259	(71,687)	300.2%
		(350,300)

Total Reference Entity — Short		$(1,255,595)
Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$(23,881)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with UBS AG, as of period end, termination date 03/01/23:

Reference Entity — Long
Common Stocks	Shares	Value	% of Basket Value
Insurance
AmTrust Financial Services, Inc.	126,120	$1,552,537	12.6%

Semiconductors & Semiconductor Equipment
Microsemi Corp	166,096	10,749,733	87.4%

Total Reference Entity — Long		$12,302,270
Net Value of Reference Entity — Citibank N.A.		$12,302,270

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$(67,131)	$—	$(758)	$—
OTC Derivatives	—	(40,810)	1,594,053	(3,146,753)	—
Options Written	—	—	—	—	(15,105)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Swaps — OTC	Unrealized appreciation on OTC swaps	$—	$1,385	$1,592,668	$—	$—	$—	$1,594,053

Liabilities — Derivative Financial Instruments
Options Written	Options written, at value	$—	$—	$15,105	$—	$—	$—	$15,105
Swaps — centrally cleared	Net unrealized depreciation(a)	—	758	—	—	—	—	758
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premium received	—	40,810	3,146,753	—	—	—	3,187,563

		$—	$41,568	$3,161,858	$—	$—	$—	$3,203,426

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Event Driven Equity Fund

For the six months ended March 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Net Realized Gain (Loss) from:
Options written	$—	$—	$(112,719)	$—	$—	$—	$(112,719)
Swaps	—	(141,377)	1,087,199	—	—	—	945,822

	$—	$(141,377)	$974,480	$—	$—	$—	$833,103

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$372,165	$—	$—	$—	$372,165
Swaps	—	5,019	(4,090,213)	—	—	—	(4,085,194)

	$—	$5,019	$(3,718,048)	$—	$—	$—	$(3,713,029)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$123,770
Credit default swaps:
Average notional value — buy protection	$2,100,000
Total return swaps:
Average notional value	$194,523,880

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$15,105
Swaps — OTC(a)	1,594,053	3,187,563

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,594,053	$3,202,668
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$1,594,053	$3,202,668

(a)	Includes unrealized appreciation (depreciation) on OTC swaps in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)
Citibank N.A	$1,161,939	$—	$—	$(1,161,939)	$—
Credit Suisse International	311,486	—	—	(311,486)	—
Goldman Sachs & Co.	16,648	(16,648)	—	—	—
JPMorgan Chase Bank N.A.	1,385	(1,385)	—	—	—
Morgan Stanley & Co. International PLC	102,595	(15,105)	—	(87,490)	—

	$1,594,053	$(33,138)	$—	$(1,560,915)	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(c)
Goldman Sachs & Co.	$1,820,059	$(16,648)	$—	$—	$1,803,411
JPMorgan Chase Bank N.A.	895,460	(1,385)	—	—	894,075
Morgan Stanley & Co. International PLC	15,105	(15,105)	—	—	—
UBS AG	472,044	—	—	(472,044)	—

	$3,202,668	$(33,138)	$—	$(472,044)	$2,697,486

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Event Driven Equity Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$17,973,160	$416,551	$—	$18,389,711
Corporate Bonds(a)	—	16,767,629	—	16,767,629
Floating Rate Loan Interests(a)	—	9,184,359	—	9,184,359
Investment Companies	8,968,095	—	—	8,968,095
Short-Term Securities:
Borrowed Bond Agreements	—	3,110,786	—	3,110,786
Money Market Funds	288,256,768	—	—	288,256,768
Time Deposits	—	78,087	—	78,087
Liabilities:
Borrowed Bonds(a)	—	(3,094,204)	—	(3,094,204)

	$315,198,023	$26,463,208	$—	$341,661,231

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$1,385	$—	$1,385
Equity contracts	—	1,592,668	—	1,592,668
Liabilities:
Credit contracts	—	(758)	—	(758)
Equity contracts	—	(3,161,858)	—	(3,161,858)

	$—	$(1,568,563)	$—	$(1,568,563)

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are swaps and options written. Swaps are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the six months ended March 31, 2018, there were no transfers between levels.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

March 31, 2018

BlackRock Event Driven Equity Fund

ASSETS
Investments at value — unaffiliated (cost — $57,440,753)	$56,498,667
Investments at value — affiliated (cost — $288,256,768)	288,256,768
Cash pledged:
Collateral — OTC derivatives	540,000
Centrally cleared swaps	37,000
Foreign currency at value (cost — $1,527)	1,575
Receivables:
Investments sold	161,405
Swaps	6,820,269
Capital shares sold	681,757
Dividends — affiliated	327,381
Dividends — unaffiliated	9,132
Interest — unaffiliated	345,578
From the Manager	16
Unrealized appreciation on OTC swaps	1,594,053
Prepaid expenses	64,221

Total assets	355,337,822

LIABILITIES
Cash received as collateral for OTC derivatives.	2,730,000
Borrowed bonds at value (proceeds — $3,142,035)	3,094,204
Options written at value (premiums received — $387,270)	15,105
Payables:
Swaps	6,818,583
Investments purchased	1,505,025
Capital shares redeemed	308,067
Directors’ and Officer’s fees	707
Interest expense	45,768
Investment advisory fees	275,554
Other accrued expenses	197,299
Other affiliates	515
Service and distribution fees	11,620
Swap premiums received	40,810
Unrealized depreciation on OTC swaps	3,146,753

Total liabilities	18,190,010

NET ASSETS	$337,147,812

NET ASSETS CONSIST OF
Paid-in capital	$339,085,027
Undistributed net investment income	208,989
Accumulated net realized loss	(57,673)
Net unrealized appreciation (depreciation)	(2,088,531)

NET ASSETS	$337,147,812

NET ASSET VALUE
Institutional — Based on net assets of $302,301,178 and 33,505,785 shares outstanding, 400,000,000 shares authorized, $0.10 par value	$9.02

Investor A — Based on net assets of $27,467,998 and 3,163,468 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$8.68

Investor C — Based on net assets of $7,378,636 and 937,681 shares outstanding, 400,000,000 shares authorized, $0.10 par value	$7.87

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statement of Operations  (unaudited)

Six Months Ended March 31, 2018

BlackRock Event Driven Equity Fund

INVESTMENT INCOME
Interest — unaffiliated	$591,014
Dividends — affiliated	1,148,900
Dividends — unaffiliated	187,354

Total investment income	1,927,268

EXPENSES
Investment advisory	1,419,784
Service and distribution — class specific	71,873
Professional	39,433
Transfer agent — class specific	104,726
Registration	25,750
Printing	16,581
Accounting services	20,556
Directors and Officer	5,619
Custodian	6,120
Miscellaneous	9,753

Total expenses excluding interest expense	1,720,195
Interest expense — unaffiliated	67,650

Total expenses	1,787,845

Less:
Fees waived and/or reimbursed by the Manager	(67,275)
Transfer agent fees waived and/or reimbursed — class specific	(2,291)

Total expenses after fees waived and/or reimbursed	1,718,279

Net investment income	208,989

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	974,697
Borrowed bonds	6,319
Capital gain distributions received from investment companies — affiliated	684
Foreign currency transactions	7,245
Options written	(112,719)
Swaps	945,822

1,822,048

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,447,783)
Borrowed bonds	42,720
Foreign currency translations	(19,930)
Options written	372,165
Swaps	(4,085,194)

(5,138,022)

Total realized and unrealized loss	(3,315,974)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,106,985)

See notes to financial statements.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Changes in Net Assets

	BlackRock Event Driven Equity Fund
	Six Months Ended 03/31/18 (unaudited)	Year Ended 09/30/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$208,989	$(658,286)
Net realized gain	1,822,048	10,503,398
Net change in unrealized appreciation (depreciation)	(5,138,022)	1,840,963

Net increase (decrease) in net assets resulting from operations	(3,106,985)	11,686,075

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net realized gain:
Institutional	(9,172,632)	(895,189)
Investor A	(1,510,831)	(245,734)
Investor C	(298,775)	—

Decrease in net assets resulting from distributions to shareholders	(10,982,238)	(1,140,923)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	167,486,936	64,523,033

NET ASSETS
Total increase in net assets	153,397,713	75,068,185
Beginning of period	183,750,099	108,681,914

End of period	$337,147,812	$183,750,099

Undistributed net investment income, end of period	$208,989	—

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	19

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund
	Institutional
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30,
			2017		2016		2015		2014	2013

Net asset value, beginning of period	$9.58		$8.80		$8.94		$14.55		$12.48	$10.58

Net investment income (loss)(a)	0.01		(0.04)		(0.06)		(0.04)		(0.01)	0.01
Net realized and unrealized gain (loss)	(0.11)		0.92		0.46		0.60		2.08	1.90

Net increase (decrease) from investment operations	(0.10)		0.88		0.40		0.56		2.07	1.91

Distributions(b)
From net investment income	—		—		—		—		—	(0.01)
From net realized gain	(0.46)		(0.10)		(0.58)		(6.17)		—	—

Total Distributions	(0.46)		(0.10)		(0.58)		(6.17)		—	(0.01)

Capital contributions — affiliated(c)	—		—		0.04		—		—	—

Net asset value, end of period	$9.02		$9.58		$8.80		$8.94		$14.55	$12.48

Total Return(d)
Based on net asset value	(1.02	)%(e)	10.08%		5.11	%(f)	2.28%		16.59%	18.03%

Ratios to Average Net Assets(g)
Total expenses	1.43	%(h)	1.55%		1.58%		2.54%		2.35%	2.41%

Total expenses after fees waived and/or reimbursed	1.38	%(h)	1.41%		1.42%		1.89%		2.08%	2.12%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	1.38	%(h)	1.41%		1.42%		1.65%		1.66%	1.72%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	1.32	%(h)	1.38%		1.38%		1.38%		1.38%	1.41%

Net investment income (loss)	0.26%		(0.39)%		(0.67)%		(0.26)%		(0.05)%	0.07%

Supplemental Data
Net assets, end of period (000)	$302,301		$145,557		$76,046		$8,077		$15,497	$15,373

Portfolio turnover rate	57	%(i)	199	%(i)	233	%(i)	81	%(i)	44%	65%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Payment received from affiliates related to certain shareholder transactions.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from affiliates, which impacted the Fund’s total return. Excluding the payment from affiliates, the Fund’s total return is 4.64%.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/18 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.19%	0.15%	0.16%	0.04%	—	—

(h)	Annualized.
(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund (continued)
	Investor A
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30,
			2017		2016		2015		2014	2013

Net asset value, beginning of period	$9.22		$8.48		$8.65		$14.31		$12.30	$10.46

Net investment loss(a)	(0.01)		(0.06)		(0.07)		(0.07)		(0.04)	(0.03)
Net realized and unrealized gain (loss)	(0.09)		0.88		0.44		0.58		2.05	1.87

Net increase (decrease) from investment operations	(0.10)		0.82		0.37		0.51		2.01	1.84

Distributions(b)
From net investment income	—		—						—	—
From net realized gain	(0.44)		(0.08)		(0.58)		(6.17)		—	—

Total distributions	(0.44)		(0.08)		(0.58)		(6.17)		—	—

Capital contributions — affiliated(c)	—		—		0.04		—		—	—

Net asset value, end of period	$8.68		$9.22		$8.48		$8.65		$14.31	$12.30

Total Return(d)
Based on net asset value	(1.13	)%(e)	9.71%		4.92	%(f)	1.91%		16.34%	17.59%

Ratios to Average Net Assets(g)
Total expenses	1.75	%(h)	1.86%		1.92%		2.85%		2.64%	2.65%

Total expenses after fees waived and/or reimbursed	1.69	%(h)	1.68%		1.70%		2.12%		2.35%	2.42%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	1.69	%(h)	1.68%		1.70%		1.90%		1.93%	2.02%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	1.63	%(h)	1.65%		1.65%		1.65%		1.65%	1.71%

Net investment loss	(0.12)%		(0.69)%		(0.88)%		(0.55)%		(0.32)%	(0.24)%

Supplemental Data
Net assets, end of period (000)	$27,468		$31,506		$26,523		$10,143		$12,238	$17,792

Portfolio turnover rate	57	%(i)	199	%(i)	233	%(i)	81	%(i)	44%	65%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Payment received from affiliates related to certain shareholder transactions.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from affiliates, which impacted the Fund’s total return. Excluding the payment from affiliates, the Fund’s total return is 4.43%.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/18 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.19%	0.15%	0.16%	0.04%	—	—

(h)	Annualized.
(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

FINANCIAL STATEMENTS	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund (continued)
	Investor C
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30,
			2017		2016		2015		2014	2013

Net asset value, beginning of period	$8.37		$7.69		$7.94		$13.70		$11.87	$10.16

Net investment loss(a)	(0.03)		(0.11)		(0.12)		(0.16)		(0.14)	(0.10)
Net realized and unrealized gain (loss)	(0.09)		0.79		0.41		0.57		1.97	1.81

Net increase (decrease) from investment operations	(0.12)		0.68		0.29		0.41		1.83	1.71

Distributions from net realized gain(b)	(0.38)		—		(0.58)		(6.17)		—	—

Capital contributions — affiliated(c)	—		—		0.04		—		—	—

Net asset value, end of period	$7.87		$8.37		$7.69		$7.94		$13.70	$11.87

Total Return(d)
Based on net asset value	(1.45	)%(e)	8.84%		4.32	%(f)	1.16%		15.42%	16.83%

Ratios to Average Net Assets(g)
Total expenses	2.49	%(h)	2.64%		2.74%		3.61%		3.44%	3.46%

Total expenses after fees waived and/or reimbursed	2.42	%(h)	2.42%		2.43%		2.86%		3.09%	3.14%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	2.42	%(h)	2.42%		2.43%		2.64%		2.67%	2.74%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	2.36	%(h)	2.39%		2.39%		2.39%		2.39%	2.43%

Net investment loss	(0.86)%		(1.38)%		(1.57)%		(1.28)%		(1.06)%	(0.95)%

Supplemental Data
Net assets, end of period (000)	$7,379		$6,686		$6,112		$6,165		$7,636	$7,133

Portfolio turnover rate	57	%(i)	199	%(i)	233	%(i)	81	%(i)	44%	65%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Payment received from affiliates related to certain shareholder transactions.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from affiliates, which impacted the Fund’s total return. Excluding the payment from affiliates, the Fund’s total return is 3.78%.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/18 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.19%	0.15%	0.16%	0.04%	—	—

(h)	Annualized.
(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), The Corporation is registered as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Event Driven Equity Fund (the “Fund”) is a series of the Corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	There is no CDSC on Investor C Shares after one year.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Corporation (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

•	Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Borrowed bond agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of the Fund’s open borrowed bond agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements(a)	Borrowed Bonds at Value including Accrued Interest(b)	Exposure Due (to)/from Counterparty Before Collateral	Cash Collateral Received	Net Exposure Due to Counterparty(c)
Citigroup Global Markets, Inc	$3,110,786	$(3,139,972)	$(29,186)	$—	$(29,186)

(a)	Included in investments at value-unaffiliated in the Statement of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $(45,768) which is included in interest expense payable in the Statement of Assets and Liabilities.
(c)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

When a fund enters into an MRA and International Swaps and Derivatives Association, Inc. (an “ISDA”) and/or Master Securities Lending Agreements (“MSLA”) with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit a fund from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to a fund by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	1.20%
$1 Billion — $3 Billion	1.13
$3 Billion — $5 Billion	1.08
$5 Billion — $10 Billion	1.04
Greater than $ 10 Billion	1.02

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$38,222	$33,651	$71,873

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months end March 31, 2018, the Fund’s Institutional Shares paid $188 to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Total
$237	$687	$360	$1,284

For the six months ended March 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Total
$79,965	$20,256	$4,505	$104,726

Other Fees: For the six months ended March 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $1,368.

For the six months ended March 31, 2018, affiliates received CDSCs as follows:

Investor A	$1,363
Investor C	681

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended March 31, 2018, the Manager waived $66,660.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended March 31, 2018, there were no fees waived by the Manager.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	1.38%
Investor A	1.65
Investor C	2.39

The Manager has agreed not to reduce or discontinue this contractual expense limitation through January 31, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended March 31, 2018, the Manager waived and/or reimbursed $615, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended March 31, 2018, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Total
Transfer agent fees waived and/or reimbursed	$640	$1,130	$521	$2,291

For the six months ended March 31, 2018, the Fund reimbursed the Manager $863 for certain accounting services, which is included in accounting services in the Statement of Operations.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended March 31, 2018, purchases and sales of investments, excluding short-term securities, were $41,250,090 and $23,908,290, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of March 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$346,893,179

Gross unrealized appreciation	$3,583,816
Gross unrealized depreciation	(6,855,022)

Net unrealized depreciation	$(3,271,206)

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (unaudited) (continued)

9.	BANK BORROWINGS

The Corporation, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/18		Year Ended 09/30/17
	Shares	Amount	Shares	Amount
Institutional
Shares sold	22,362,971	$206,497,607	9,579,630	$89,854,339
Shares issued in reinvestment of distributions	990,341	8,932,873	100,225	884,991
Shares redeemed	(5,042,384)	(46,874,109)	(3,125,005)	(28,598,232)

Net increase	18,310,928	$168,556,371	6,554,850	$62,141,098

Investor A
Shares sold	1,626,896	$14,414,184	2,104,249	$18,322,842
Shares issued in reinvestment of distributions	167,023	1,451,431	28,058	238,518
Shares redeemed	(2,046,515)	(18,031,273)	(1,843,597)	(16,220,084)

Net increase (decrease)	(252,596)	$(2,165,658)	288,710	$2,341,276

Investor C
Shares sold	210,631	$1,685,264	458,561	$3,680,738
Shares issued in reinvestment of distributions	37,684	297,325	—	—
Shares redeemed	(109,307)	(886,366)	(455,160)	(3,640,079)

Net increase	139,008	$1,096,223	3,401	$40,659

Total Net Increase	18,197,340	$167,486,936	6,846,961	$64,523,033

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 19, 2018, the 364-day credit agreement to which the Corporation, on behalf of the Fund, and the Participating Funds are party was amended to (i) increase the aggregate commitment amount to $2.25 billion, (ii) increase the aggregate amount (excluding commitments designated for a certain individual fund) the Participating Funds can borrow to $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement, (iii) decrease the fee on used commitment amounts to 0.10% and (iv) extend the termination date to April 2019. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds.

NOTES TO FINANCIAL STATEMENTS	31

Director and Officer Information

Rodney D. Johnson, Chair of the Board(a) and Director

Mark Stalnecker, Chair Elect of the Board(a) and Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Cynthia A. Montgomery, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Frederick W. Winter, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

(a)	Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

Effective February 22, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an Interested Director of the Corporation.

Effective May 17, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Corporation.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Corporation

100 Bellevue Parkway

Wilmington, DE 19809

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	33

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

GBP	British Pound
USD	U.S. Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipts

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EDE-3/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

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(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date:	June 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date:	June 1, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date:	June 1, 2018

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